UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21332

HELIOS HIGH INCOME FUND, INC.

(Exact name of registrant as specified in charter)

THREE WORLD FINANCIAL CENTER, 200 VESEY STREET, 10TH FLOOR

NEW YORK, NEW YORK 10281-1010

(Address of principal executive offices) (Zip code)

KIM G. REDDING, PRESIDENT

HELIOS HIGH INCOME FUND, INC.

THREE WORLD FINANCIAL CENTER, 200 VESEY STREET, 10TH FLOOR

NEW YORK, NEW YORK 10281-1010

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-497-3746

Date of fiscal year end: March 31, 2011

Date of reporting period: March 31, 2011

Item 1.	Reports to Shareholders.

Brookfield Investment Management Inc.

Helios Advantage Income Fund, Inc.

Helios High Income Fund, Inc.

Helios Multi-Sector High Income Fund, Inc.

Helios Strategic Income Fund, Inc.

Brookfield

Annual Report

March 31, 2011

IN PROFILE

Brookfield Investment Management Inc. is a global investment manager focused on specialized equity and fixed income securities investments. The firm is a subsidiary of Brookfield Asset Management Inc., a leading global asset manager with over $150 billion of assets under management as of March 31, 2011 and over 100 years of experience in the property, power and infrastructure industries. The combination of access to this operational experience along with the breadth of our product offerings and depth of our investment teams provides enhanced opportunity for investment.

Brookfield Investment Management Inc. is an SEC-registered investment advisor, and with its affiliates, had over $23 billion in assets under management as of March 31, 2011. Headquartered in New York, the firm maintains offices and investment teams in Chicago, Boston, London, Hong Kong, Sydney, and Toronto.

This report is for stockholder information. This is not a prospectus intended for the use in the purchase or sale of Fund shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

© Copyright 2011. Brookfield Investment Management Inc.

LETTER TO STOCKHOLDERS

Dear Stockholders,

I am pleased to provide the Annual Report for Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. (each a “Fund” and, collectively, the “Funds”) for the fiscal year ended March 31, 2011.

The broad investment landscape faced significant challenges during the course of 2010, as the burgeoning global economic recovery progressed at an uneven pace. Threats emerged from all corners of the globe, with sovereign debt crises in Europe and continued weakness in U.S. labor markets. Yet, despite these negative pressures, the capital markets proved to be resilient. Investor confidence strengthened as the year advanced, buoyed by accommodative monetary policy in the U.S. as well as preliminary signs of returning economic growth.

Accordingly, the flight to quality trade evident in the beginning of the reporting period quickly shifted toward an appetite for risk. Among the beneficiaries of this return to confidence was the corporate high yield market, which was among the strongest performing asset classes overall. This performance was aided by substantial improvements in corporate credit quality, as default rates declined considerably and debt refinancing activity accelerated. Additionally, the high yield market remained attractive to investors seeking current income in a low rate environment. These positive catalysts led to further recovery in the valuation levels of corporate high yield securities, which the market had heavily discounted during the economic downturn.

We continue to maintain our positive view of the corporate high yield market given attractive relative yield and a supportive credit environment. We acknowledge that challenges to future performance are mounting, with the high yield market trading at or near par along with upward pressure on Treasury rates. However, we note that yield spreads are currently wider than history would suggest is appropriate given the current stage of the economic recovery and we believe the potential for further yield spread compression remains.

Importantly, our experience suggests that a diversified portfolio of income producing corporate bonds with a conservative risk profile should support an attractive dividend stream for investors. We believe the Funds are well-positioned to generate sustainable yields over the course of an entire market cycle.

In addition to performance information, this report provides an overview of market conditions and a discussion of factors affecting the Funds’ investment performance, together with the Funds’ audited financial statements and portfolio of investments as of March 31, 2011.

We welcome your questions and comments, and encourage you to contact our Investor Relations team at (800) 497-3746 or visit us at www.brookfieldim.com for more information. Thank you for your support.

Sincerely,

Kim G. Redding

President

2011 Annual Report

HELIOS ADVANTAGE INCOME FUND, INC.

OBJECTIVE & STRATEGY

Helios Advantage Income Fund, Inc. seeks a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective. The Fund invests a majority of its total assets in below-investment grade debt securities that offer attractive yield and capital appreciation potential. The Fund also may invest in investment grade debt securities, up to 15% of its total assets in foreign debt and foreign equity securities and up to 25% of its total assets in domestic equity securities, including common and preferred stocks. The Fund invests in a wide range of below-investment grade debt securities, including corporate bonds, mortgage-backed and asset-backed securities and municipal and foreign government obligations, as well as securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring. (Below-investment grade debt securities are rated Ba1 or lower by Moody’s Investors Service, Inc., BB+ or lower by Standard & Poor’s Ratings Group, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Fund’s investment advisor to be of comparable quality.) The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of preferred shares. The Fund may leverage one third of its total assets (in each case including the amount borrowed.) The Fund may vary its use of leverage in response to changing market conditions.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund, as a holder of those securities, may only receive payments after the pool’s obligations to other investors have been satisfied. Below-investment grade bonds also are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The value of U.S. and foreign equity securities in which the Fund invests will change based on changes in a company’s financial condition and in overall market and economic conditions. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage also may increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended March 31, 2011, Helios Advantage Income Fund, Inc. (NYSE: HAV) had a total return based on market price of 21.39%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $7.70 on March 31, 2011, the Fund’s shares had a dividend yield of 9.35%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price.

PORTFOLIO STRATEGY

As the last 12 months unfolded, signs became increasingly clear that the foundation for a sustained economic recovery was solid. We were not convinced that growth would be particularly strong, but we felt confident that there would be economic growth. This combined with a willing market for new issues gave us the conviction to prudently add credit risk to the portfolio.

The closely watched Volatility Index (VIX), a measure of equity market volatility or fear, spiked in May 2010, as investors panicked over the idea of a Europe-induced economic slowdown and a revisiting of bank credit

Brookfield Investment Management Inc.

HELIOS ADVANTAGE INCOME FUND, INC.

problems. As these fears receded, VIX returned to more sanguine levels over the remainder of the year, helping high yield spreads to narrow in response. Another smaller spike occurred in March 2011 over concerns of a possible sovereign default in Europe, however again, those fears quickly subsided.

Equity markets, as measured by the Russell 2000, had a weak beginning to the period, bottoming at the end of July 2010, then decisively moving higher over the next eight months, nearly recovering to its 2007 high. The high yield market took its cues from these indicators, however with a general upward bias, turning in positive returns each month, except May and November 2010, for a strong 14.2% return over the 12-month period.

The pattern of equity markets outperforming fixed income markets indicates investors’ preference for risk. This occurred in the high yield market as well, where CCC-rated bond (riskier high yield bonds) returns were 17.1%, while the safer BB-rated bonds were up only 13.3%.

In March 2011, the Fund opened a margin loan facility with BNP Paribas. This facility replaces the reverse repurchase agreements that the Fund was using for leverage.

Individual contributors of performance included Citizens Communications, Windstream Corporation and U.S. Steel bonds. Citizens and Windstream were more highly weighted in the portfolio because of their stable underlying business and conservative capital structures. This combined with good bond performance led to a strong contribution to return. U.S. Steel had a strong performance as the market viewed economic recovery as sustainable.

Detractors of performance included General Motors (“GM”) bonds, General Electric (“GE”) equity and U.S. Steel Corp. equity. GE and U.S. Steel equities had negative returns during the market sell-off from May through July 2010, when we sold the positions in favor of opportunities in the high yield market. GM Bonds were converted to equity as part of the company’s restructuring. We view the opportunity for GM to be positive as the global auto market continues to recover. As of March 31, 2011, the Fund’s leverage was 28.17% of total assets. The Fund’s use of leverage contributed to its performance over the period.

HIGH YIELD MARKET ENVIRONMENT

If 2009 was the year markets thawed from the deep-freeze of 2008, then the past twelve months saw the blossoming of summer for high yield. While returns were more muted than the record pace of the prior year, the market returned to normal once again as Wall Street resumed underwriting new issues, and nervous corporate treasurers tapped the market with relief to extend maturities, having learned again the age-old wisdom of raising money when you can, not when you need to. Even the leveraged loan market, which was badly hit by defaults in 2008, re-opened at the end of the first quarter of 2011 as lenders began to look at financing new paper again.

Risk assets worldwide benefitted from a deluge of liquidity as central banks across the globe moved to avoid a double-dip recession. The excess liquidity found its way into the capital markets, assisting high yield investors. Wall Street and corporate treasuries remained restricted, thereby reducing idiosyncratic risk to investors from re-leveraging, and producing a positive environment for bondholders. Corporate liquidity increased for those companies which survived the default peak, and modest economic growth has allowed companies to retain their cash and their flexibility without committing to new plant, equipment, working capital, or employees.

Nevertheless, there is some uncertainty looking ahead, with particular focus on economic indicators, such as job growth, which continue to lag. There is pressure to accelerate growth, however options are limited due to significant federal deficits and money growth and interest rates near zero. If there is agreement on anything, it is that interest rates are bound to rise. This is a nearly universal consensus, and has been so for over a year, although it is yet to occur. Ironically, this market expectation may be behind some of the money that has flowed into the high yield market for the past two and a half years. Savvy investors recognize that historically, high yield bonds have had a low correlation to treasury bonds which they view in a positive light.

2011 Annual Report

HELIOS ADVANTAGE INCOME FUND, INC.

Corporate credit has been improving since late 2009, with defaults falling to less than 1% at the end of the period.1 With defaults as low as they can reasonably expect to be in a market cycle, we believe that the bulk of improvement in this area is behind us and will likely remain low for several years, with periodic bumps. The environment for corporate credit remains optimistic despite modest economic growth, which paradoxically is a positive for credit; modest growth translates into modest investment in plant, equipment, and working capital, leaving more money to service debt. Credit is further helped by a lighter-than-average volume of re-leveraging activity on the part of buyout and private equity firms, many of whom are still recovering from 2008. Indications are that re-leveraging volume is beginning to gain momentum now although not enough to negatively impact overall credit. At the end of March 2011, the rating agencies were upgrading 1.5 times as many high yield companies as they were downgrading,2 the highest rate of credit improvement in 13 years.

During the 12 months ended March 31, 2011, 64% of new issue proceeds were for refinancing, down from 67% during the same period in the prior year.3 Refinancing has the effect of reducing overall credit risk in the market by providing companies with longer-term capital and removing near-term “hammers” of debt maturities. We saw some continued signs of relaxed credit standards in the new issue market, with financing for lower quality credits rising to 20% of the total, up from 18% last year and 11% in 2009. For comparison, this metric peaked at a record 36% in 2007 at the last credit top. Mitigating our concern in this area, however, is that 64% of lower quality issuance went to refinancing rather than re-leveraging events and has the effect of reducing, not increasing overall credit risk in the market.

While the degree to which new issue buyers have relaxed credit standards is not yet concerning, Brookfield Investment Management Inc. believes that this is one indicator of future health for the high yield market and is monitoring this trend in both the high yield bond market and the leveraged loan market as one input into the degree of risk we seek to put into our portfolios.

OUTLOOK

While we continue to maintain our positive view of high yield credit, our enthusiasm for the market has been tempered by the move of the market to a premium, which limits further upside pricing potential, and by the move of yield spreads to less than their long-term average. We do not view either of these as a sell signal, however, as we recognize that yield spreads typically remain below average for extended periods in the middle of a credit cycle and do not necessarily widen significantly in the absence of an exogenous shock or credit surprise. Further, unlike equities, high yield bonds do not need to increase in price to offer attractive returns to investors; their yield advantage over other fixed income alternatives can be attractive by itself.

We are concerned about the prospect for higher interest rates in general. The European Central Bank has already raised rates overseas, as have central banks in several emerging market economies. Many observers expect the U.S. Federal Reserve to wrap up their easing programs known as QE2 shortly, which could place upward pressure on short rates in the U.S. Brookfield Investment Management Inc. observes, however, that high yield bonds have a near-zero correlation to Treasury bonds and actually are more correlated to equities. On the contrary, some research indicates that, historically, there have been periods where the high yield market rises during periods of rising interest rates, if rates are rising due to firming economic growth. Our concern about rate increases is not that it will push high yield prices lower, although that is a possibility, rather that higher Treasury rates will tighten spreads and remove value that currently exists in the market.

Risks to our neutral outlook include possible disruptions to world markets from exogenous events as we saw with the Japanese tsunami, surprise restructurings emanating from Europe, an error by the Federal Reserve as they remove their stimulus, and margin pressure should companies be unable to pass through higher energy and raw material cost increases.

[1]	JP Morgan, High Yield Default Monitor, April 1, 2011, p. 4

[2]	JP Morgan, Default Monitor, April 1, 2011, p 10

[3]	JP Morgan, Default Monitor, April 1, 2011, p 11

Brookfield Investment Management Inc.

HELIOS ADVANTAGE INCOME FUND, INC.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Disclosure

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Helios Advantage Income Fund, Inc. currently holds these securities.

The Barclays Capital U.S. Corporate High Yield Index covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt. The Barclays Capital U.S. Corporate High Yield Index is part of the Barclays Capital U.S. Universal and Global High Yield Indices. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

The Fund may utilize leverage to seek to enhance the yield and net asset value of its common stock, through bank borrowings, issuance of short-term debt securities or shares of preferred stock, or a combination thereof. However, these objectives cannot be achieved in all interest rate environments. While leverage may result in a higher yield for the Fund, the use of leverage involves risk, including the potential for higher volatility of the NAV, fluctuations of dividends and other distributions paid by the Fund and the market price of the Fund’s common stock, among others. Certain funds may invest assets in securities of issuers domiciled outside the United States, including issuers from emerging markets. Foreign investing involves special risks, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on March 31, 2011 and subject to change based on subsequent developments.

2011 Annual Report

HELIOS ADVANTAGE INCOME FUND, INC.

Portfolio Characteristics (Unaudited)

March 31, 2011

PORTFOLIO STATISTICS

Annualized dividend yield[1]	9.35%

Weighted average coupon	8.54%

Weighted average life	5.56 years

Percentage of leveraged assets	28.17%

Total number of holdings	133

CREDIT QUALITY

BBB	3%

BB	24%

B	55%

CCC	16%

Unrated	2%
Total	100%

ASSET ALLOCATION2

Investment Grade Corporate Bonds	3%

High Yield Corporate Bonds	96%

Common Stocks	1%
Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by the March 31, 2011 stock price.

[2]	Includes only invested assets; excludes cash.

Brookfield Investment Management Inc.

HELIOS ADVANTAGE INCOME FUND, INC.

Portfolio of Investments

March 31, 2011

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
INVESTMENT GRADE CORPORATE BONDS – 3.8%
Telecommunications – 3.8%
Qwest Corp.	6.88%	09/15/33	$1,225	$1,226,531
Rogers Communications Inc.	6.80	08/15/18	750	876,776

Total Telecommunications (Cost – $1,657,683)				2,103,307
Total INVESTMENT GRADE CORPORATE BONDS (Cost – $1,657,683)				2,103,307
HIGH YIELD CORPORATE BONDS – 133.2%
Automotive – 2.3%
Ford Motor Co. [2]	6.50	08/01/18	650	680,551
Motors Liquidation Co. [1]	7.13	07/15/13	250	70,000
Motors Liquidation Co. [1]	8.38	07/15/33	1,750	520,625

Total Automotive (Cost – $1,396,834)				1,271,176

Basic Industry – 23.8%
AK Steel Corp. [2]	7.63	05/15/20	670	683,400
Arch Coal, Inc.	8.75	08/01/16	550	614,625
Cascades, Inc.	7.75	12/15/17	175	184,844
Cascades, Inc.	7.88	01/15/20	500	527,500
Consol Energy, Inc. [2]	8.25	04/01/20	900	997,875
Domtar Corp.	10.75	06/01/17	600	750,000
Georgia-Pacific LLC	7.25	06/01/28	230	240,350
Georgia-Pacific LLC	7.38	12/01/25	270	284,850
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC [2]	8.88	02/01/18	700	740,250
Huntsman International LLC [2,3,4]	8.63	03/15/21	1,000	1,090,000
International Coal Group, Inc. [2]	9.13	04/01/18	500	567,500
Mercer International, Inc. [2,3,4]	9.50	12/01/17	700	766,500
Millar Western Forest Products Limited	7.75	11/15/13	325	329,469
Millar Western Forest Products Limited [3,4]	8.50	04/01/21	550	550,000
Nalco Co. [3,4]	6.63	01/15/19	100	102,875
PE Paper Escrow GmbH [3,4]	12.00	08/01/14	500	575,000
Steel Dynamics, Inc.	7.63	03/15/20	550	589,875
Tembec Industries, Inc.	11.25	12/15/18	700	780,500
U.S. Steel Corp.	7.00	02/01/18	1,400	1,454,250
Verso Paper Holdings LLC/Verso Paper, Inc. [2,3,4]	8.75	02/01/19	500	520,000
Westlake Chemical Corp. [2]	6.63	01/15/16	750	772,500

Total Basic Industry (Cost – $11,958,557)				13,122,163

Capital Goods – 11.9%
Associated Materials LLC [2,3,4]	9.13	11/01/17	700	749,000
BE Aerospace, Inc. [2]	8.50	07/01/18	675	747,562
Berry Plastics Corp. [2]	9.50	05/15/18	700	696,500
CNH America, LLC	7.25	01/15/16	500	546,250
Coleman Cable, Inc. [2]	9.00	02/15/18	550	578,875
Crown Cork & Seal Co., Inc. [2]	7.38	12/15/26	800	789,000
Mueller Water Products, Inc. [2]	7.38	06/01/17	325	317,688

See Notes to Portfolios of Investments and Notes to Financial Statements.

2011 Annual Report

HELIOS ADVANTAGE INCOME FUND, INC.

Portfolio of Investments

March 31, 2011

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Owens-Illinois, Inc.	7.80%	05/15/18	$575	$627,469
Ply Gem Industries, Inc. [2,3,4]	8.25	02/15/18	345	354,488
RBS Global & Rexnord Corp.	8.50	05/01/18	250	270,000
Trimas Corp.	9.75	12/15/17	345	379,931
USG Corp. [2]	7.75	01/15/18	475	497,562

Total Capital Goods (Cost – $6,195,585)				6,554,325

Consumer Cyclical – 11.6%
ACCO Brands Corp. [2]	10.63	03/15/15	650	732,875
ACE Hardware Corp. [3,4]	9.13	06/01/16	500	538,125
American Axle & Manufacturing, Inc. [2]	7.88	03/01/17	1,000	1,015,000
DineEquity, Inc. [2,3,4]	9.50	10/30/18	750	813,750
Easton-Bell Sports, Inc. [2]	9.75	12/01/16	650	731,250
Levi Strauss & Co. [2]	7.63	05/15/20	750	751,875
Limited Brands, Inc.	8.50	06/15/19	300	344,250
Reynolds Group Issuer LLC [2,3,4]	9.00	04/15/19	600	621,000
Tenneco, Inc.	6.88	12/15/20	305	315,675
The Neiman Marcus Group, Inc. [2]	10.38	10/15/15	375	395,156
Visteon Corp. [3,4]	6.75	04/15/19	110	110,000

Total Consumer Cyclical (Cost – $5,851,186)				6,368,956

Consumer Non-Cyclical – 6.8%
B&G Foods, Inc. [2]	7.63	01/15/18	1,000	1,077,500
C&S Group Enterprises LLC [3,4]	8.38	05/01/17	700	716,625
Constellation Brands, Inc.	7.25	05/15/17	1,050	1,139,250
Jarden Corp. [2]	7.50	05/01/17	500	533,750
Rite Aid Corp.	8.63	03/01/15	325	295,750

Total Consumer Non-Cyclical (Cost – $3,517,628)				3,762,875

Energy – 23.8%
BreitBurn Energy Partners LP/BreitBurn Finance Corp.	8.63	10/15/20	250	261,875
Calfrac Holdings LP [2,3,4]	7.50	12/01/20	700	724,500
Chaparral Energy, Inc. [2]	8.88	02/01/17	1,000	1,050,000
Crosstex Energy LP/Crosstex Energy Finance Corp. [2]	8.88	02/15/18	675	735,750
Edgen Murray Corp. [2]	12.25	01/15/15	400	392,500
El Paso Corp. [2]	7.00	06/15/17	550	615,561
EV Energy Partners LP/EV Energy Finance Corp. [3,4]	8.00	04/15/19	220	223,850
Frac Tech Services LLC/Frac Tech Finance, Inc. [3,4]	7.13	11/15/18	455	466,375
Frontier Oil Corp. [2]	8.50	09/15/16	550	596,750
GMX Resources, Inc. [3,4]	11.38	02/15/19	290	282,025
Hercules Offshore, LLC [2,3,4]	10.50	10/15/17	750	768,750
Hilcorp Energy I LP/Hilcorp Finance Co. [3,4]	8.00	02/15/20	550	585,750
Key Energy Services, Inc.	6.75	03/01/21	475	483,313
Linn Energy LLC/Linn Energy Finance Corp. [2,3,4]	8.63	04/15/20	550	610,500
McJunkin Red Man Corp. [2,3,4]	9.50	12/15/16	650	658,125
Niska Gas Storage Partners US LLC/Niska Gas Storage Canada ULC [2]	8.88	03/15/18	750	815,625

See Notes to Portfolios of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS ADVANTAGE INCOME FUND, INC.

Portfolio of Investments

March 31, 2011

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Pioneer Natural Resources Co.	6.65%	03/15/17	$500	$542,463
Plains Exploration & Production Co.	7.63	06/01/18	550	588,500
Precision Drilling Corp. [2,3,4]	6.63	11/15/20	750	772,500
Quicksilver Resources, Inc. [2]	11.75	01/01/16	450	524,250
SeaMetric International AS [1,3,4,5,7]	11.63	05/25/12	1,527	15,265
SESI LLC [2]	6.88	06/01/14	600	612,000
Trinidad Drilling Limited [3,4]	7.88	01/15/19	435	458,925
Venoco, Inc. [3,4]	8.88	02/15/19	365	365,000

Total Energy (Cost – $13,825,232)				13,150,152

Health Care – 0.9%
HCA Holdings, Inc. [2,3,4] (Cost – $500,000)	7.75	05/15/21	500	521,250

Media – 10.4%
American Reprographics Co. [3,4]	10.50	12/15/16	445	481,713
Cablevision Systems Corp.	8.63	09/15/17	800	890,000
CCO Holdings LLC/CCO Cap. Corp. [2,6]	8.13	04/30/20	975	1,060,312
Clear Channel Communications, Inc. [3,4]	9.00	03/01/21	125	124,688
Deluxe Corp. [2]	7.38	06/01/15	600	621,750
DISH DBS Corp.	7.88	09/01/19	550	595,375
Insight Communications Co., Inc. [2,3,4]	9.38	07/15/18	700	777,000
LIN Television Corp. [2]	6.50	05/15/13	500	499,375
Mediacom LLC/Mediacom Capital Corp. [2]	9.13	08/15/19	650	695,500

Total Media (Cost – $5,488,593)				5,745,713

Services – 23.7%
AMC Entertainment, Inc. [2]	8.75	06/01/19	875	949,375
Avis Budget Car Rental LLC/Avis Budget Finance Inc. [2]	9.63	03/15/18	675	745,875
Beazer Homes USA, Inc.	9.13	06/15/18	300	303,375
CityCenter Holdings LLC/CityCenter Finance Corp. [2,3,4]	7.63	01/15/16	750	774,375
FireKeepers Development Authority [2,3,4]	13.88	05/01/15	500	592,500
FTI Consulting, Inc.	7.75	10/01/16	500	522,500
Harrahs Operating Escrow LLC/Harrahs Escrow Corp. [2]	11.25	06/01/17	600	681,750
Hovnanian Enterprises, Inc. [2]	10.63	10/15/16	650	690,625
Iron Mountain, Inc.	8.38	08/15/21	325	351,813
Iron Mountain, Inc. [2]	8.75	07/15/18	700	736,750
Marina District Finance Co., Inc. [3,4]	9.88	08/15/18	1,000	1,046,250
Maxim Crane Works LP [2,3,4]	12.25	04/15/15	700	722,750
MGM Mirage, Inc [2]	5.88	02/27/14	700	668,500
MGM Mirage, Inc	10.38	05/15/14	350	400,750
Pokagon Gaming Authority [2,3,4]	10.38	06/15/14	500	517,500
Royal Caribbean Cruises Limited	7.25	06/15/16	550	589,187
RSC Equipment Rental, Inc./RSC Holdings III LLC [2]	10.25	11/15/19	325	370,500
Service Corp. International [2]	6.75	04/01/16	1,000	1,065,000
Standard Pacific Corp. [2]	8.38	05/15/18	550	571,312
United Rentals North America, Inc. [2]	8.38	09/15/20	750	783,750

Total Services (Cost – $12,069,097)				13,084,437

See Notes to Portfolios of Investments and Notes to Financial Statements.

2011 Annual Report

HELIOS ADVANTAGE INCOME FUND, INC.

Portfolio of Investments

March 31, 2011

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Technology & Electronics – 3.7%
American Tower Corp.	7.00%	10/15/17	$750	$843,260
First Data Corp. [2,3,4]	8.25	01/15/21	314	313,215
First Data Corp.	9.88	09/24/15	71	72,775
Freescale Semiconductor, Inc. [2,3,4]	9.25	04/15/18	750	821,250

Total Technology & Electronics (Cost – $1,878,797)				2,050,500

Telecommunications – 11.6%
Cincinnati Bell, Inc.	8.25	10/15/17	345	347,588
Cincinnati Bell, Inc. [2]	8.38	10/15/20	580	569,850
Citizens Communications Corp.	7.13	03/15/19	1,300	1,319,500
Global Crossing Limited [2]	12.00	09/15/15	1,150	1,311,000
Nextel Communications, Inc.	7.38	08/01/15	550	552,062
PAETEC Holding Corp.	8.88	06/30/17	250	269,375
PAETEC Holding Corp.	9.50	07/15/15	250	261,875
Sprint Capital Corp.	8.75	03/15/32	500	531,875
Windstream Corp.	7.00	03/15/19	1,250	1,259,375

Total Telecommunications (Cost – $6,098,853)				6,422,500

Utility – 2.7%
Calpine Corp. [2,3,4]	7.25	10/15/17	650	676,000
Edison Mission Energy	7.00	05/15/17	325	260,812
NRG Energy, Inc.	8.50	06/15/19	550	578,875

Total Utility (Cost – $1,445,785)				1,515,687
Total HIGH YIELD CORPORATE BONDS (Cost – $70,226,147)				73,569,734
TERM LOANS – 0.5%
Texas Competitive Electric Holdings Co. LLC [4]	3.75	10/10/14	13	10,576
Texas Competitive Electric Holdings Co. LLC [4]	3.76	10/10/14	139	116,604
Texas Competitive Electric Holdings Co. LLC [4]	3.80	10/10/14	195	164,404
Total TERM LOANS (Cost – $292,677)				291,584

			Shares	Value (Note 2)
COMMON STOCKS – 1.0%
Consumer Discretionary – 0.4%
DR Horton, Inc.			7,300	85,045
Hovnanian Enterprises, Inc. [8]			7,500	26,475
M.D.C. Holdings, Inc.			2,700	68,445
The Ryland Group, Inc.			4,000	63,600

Total Consumer Discretionary (Cost – $350,402)				243,565

See Notes to Portfolios of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS ADVANTAGE INCOME FUND, INC.

Portfolio of Investments

March 31, 2011

	Shares	Value (Note 2)
COMMON STOCKS (continued)
Telecommunication Services – 0.6%
Frontier Communications Corp.	21,644	$177,914
Windstream Corp.	11,050	142,213

Total Telecommunication Services (Cost – $325,637)		320,127
Total COMMON STOCKS (Cost – $676,039)		563,692
Total Investments – 138.5% (Cost – $72,852,546)		76,528,317
Liabilities in Excess of Other Assets – (38.5)%		(21,284,832)

NET ASSETS – 100.0%		$55,243,485

See Notes to Portfolios of Investments and Notes to Financial Statements.

2011 Annual Report

HELIOS HIGH INCOME FUND, INC.

OBJECTIVE & STRATEGY

Helios High Income Fund, Inc. seeks a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective. The Fund invests a majority of its total assets in below-investment grade debt securities that offer attractive yield and capital appreciation potential. The Fund also may invest in investment grade debt securities, up to 15% of its total assets in foreign debt and foreign equity securities and up to 25% of its total assets in domestic equity securities, including common and preferred stocks. The Fund invests in a wide range of below-investment grade debt securities, including corporate bonds, mortgage-backed and asset-backed securities and municipal and foreign government obligations, as well as securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring. (Below-investment grade debt securities are rated Ba1 or lower by Moody’s Investors Service, Inc., BB+ or lower by Standard & Poor’s Ratings Group, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Fund’s investment advisor to be of comparable quality.) The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of preferred shares. The Fund may leverage one third of its total assets (in each case including the amount borrowed.) The Fund may vary its use of leverage in response to changing market conditions.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. Below-investment grade bonds also are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The value of U.S. and foreign equity securities in which the Fund invests will change based on changes in a company’s financial condition and in overall market and economic conditions. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage also may increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended March 31, 2011, Helios High Income Fund, Inc. (NYSE: HIH) had a total return based on market price of 17.00%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $7.62 on March 31, 2011, the Fund’s shares had a dividend yield of 9.45%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price.

PORTFOLIO STRATEGY

As the last 12 months unfolded, signs became increasingly clear that the foundation for a sustained economic recovery was solid. We were not convinced that growth would be particularly strong, but we felt confident that there would be economic growth. This combined with a willing market for new issues gave us the conviction to prudently add credit risk to the portfolio.

The closely watched Volatility Index (VIX), a measure of equity market volatility or fear, spiked in May 2010, as investors panicked over the idea of a Europe-induced economic slowdown and a revisiting of bank credit problems. As these fears receded, VIX returned to more sanguine levels over the remainder of the year, helping

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HELIOS HIGH INCOME FUND, INC.

high yield spreads to narrow in response. Another smaller spike occurred in March 2011 over concerns of a possible sovereign default in Europe, however again, those fears quickly subsided.

Equity markets, as measured by the Russell 2000, had a weak beginning to the period, bottoming at the end of July 2010, then decisively moving higher over the next eight months, nearly recovering to its 2007 high. The high yield market took its cues from these indicators, however with a general upward bias, turning in positive returns each month, except May and November 2010, for a strong 14.2% return over the 12-month period.

The pattern of equity markets outperforming fixed income markets indicates investors’ preference for risk. This occurred in the high yield market as well, where CCC-rated bond (riskier high yield bonds) returns were 17.1%, while the safer BB-rated bonds were up only 13.3%.

In March 2011, the Fund opened a margin loan facility with BNP Paribas. This facility replaces the reverse repurchase agreements that the Fund was using for leverage.

Individual contributors of performance included Citizens Communications, Windstream Corporation and Qwest Communications. Citizens, Windstream, and Qwest were more highly weighted in the portfolio because of their stable underlying business and conservative capital structures. This combined with good bond performance led to strong contribution to return.

Detractors of performance included Southern Union Co. equity, General Motors (“GM”) bonds and U.S. Steel equity. Southern Union and U.S. Steel equity had negative returns during the market sell-off from May through July 2010, when we sold the positions in favor of opportunities in the high yield market. GM bonds were converted to equity as part of the company’s restructuring. We view the opportunity for GM to be positive as the global auto market continues to recover. As of March 31, 2011, the Fund’s leverage was 29.97% of total assets. The Fund’s use of leverage contributed to its performance over the period.

HIGH YIELD MARKET ENVIRONMENT

If 2009 was the year markets thawed from the deep-freeze of 2008, then the past twelve months saw the blossoming of summer for high yield. While returns were more muted than the record pace of the prior year, the market returned to normal once again as Wall Street resumed underwriting new issues, and nervous corporate treasurers tapped the market with relief to extend maturities, having learned again the age-old wisdom of raising money when you can, not when you need to. Even the leveraged loan market, which was badly hit by defaults in 2008, re-opened at the end of the first quarter of 2011 as lenders began to look at financing new paper again.

Risk assets worldwide benefitted from a deluge of liquidity as central banks across the globe moved to avoid a double-dip recession. The excess liquidity found its way into the capital markets, assisting high yield investors. Wall Street and corporate treasuries remained restricted, thereby reducing idiosyncratic risk to investors from re-leveraging, and producing a positive environment for bondholders. Corporate liquidity increased for those companies which survived the default peak, and modest economic growth has allowed companies to retain their cash and their flexibility without committing to new plant, equipment, working capital, or employees.

Nevertheless, there is some uncertainty looking ahead, with particular focus on economic indicators, such as job growth, which continue to lag. There is pressure to accelerate growth, however options are limited due to significant federal deficits and money growth and interest rates near zero. If there is agreement on anything, it is that interest rates are bound to rise. This is a nearly universal consensus, and has been so for over a year, although it is yet to occur. Ironically, this market expectation may be behind some of the money that has flowed into the high yield market for the past two and a half years. Savvy investors recognize that historically, high yield bonds have had a low correlation to treasury bonds which they view in a positive light.

Corporate credit has been improving since late 2009, with defaults falling to less than 1% at the end of the period.1 With defaults as low as they can reasonably expect to be in a market cycle, we believe that the bulk of

2011 Annual Report

HELIOS HIGH INCOME FUND, INC.

improvement in this area is behind us and will likely remain low for several years, with periodic bumps. The environment for corporate credit remains optimistic despite modest economic growth, which paradoxically is a positive for credit; modest growth translates into modest investment in plant, equipment, and working capital, leaving more money to service debt. Credit is further helped by a lighter-than-average volume of re-leveraging activity on the part of buyout and private equity firms, many of whom are still recovering from 2008. Indications are that re-leveraging volume is beginning to gain momentum now although not enough to negatively impact overall credit. At the end of March 2011, the rating agencies were upgrading 1.5 times as many high yield companies as they were downgrading,2 the highest rate of credit improvement in 13 years.

During the 12 months ended March 31, 2011, 64% of new issue proceeds were for refinancing, down from 67% during the same period in the prior year.3 Refinancing has the effect of reducing overall credit risk in the market by providing companies with longer-term capital and removing near-term “hammers” of debt maturities. We saw some continued signs of relaxed credit standards in the new issue market, with financing for lower quality credits rising to 20% of the total, up from 18% last year and 11% in 2009. For comparison, this metric peaked at a record 36% in 2007 at the last credit top. Mitigating our concern in this area, however, is that 64% of lower quality issuance went to refinancing rather than re-leveraging events and has the effect of reducing, not increasing overall credit risk in the market.

While the degree to which new issue buyers have relaxed credit standards is not yet concerning, Brookfield Investment Management Inc. believes that this is one indicator of future health for the high yield market and is monitoring this trend in both the high yield bond market and the leveraged loan market as one input into the degree of risk we seek to put into our portfolios.

OUTLOOK

While we continue to maintain our positive view of high yield credit, our enthusiasm for the market has been tempered by the move of the market to a premium, which limits further upside pricing potential, and by the move of yield spreads to less than their long-term average. We do not view either of these as a sell signal, however, as we recognize that yield spreads typically remain below average for extended periods in the middle of a credit cycle and do not necessarily widen significantly in the absence of an exogenous shock or credit surprise. Further, unlike equities, high yield bonds do not need to increase in price to offer attractive returns to investors; their yield advantage over other fixed income alternatives can be attractive by itself.

We are concerned about the prospect for higher interest rates in general. The European Central Bank has already raised rates overseas, as have central banks in several emerging market economies. Many observers expect the U.S. Federal Reserve to wrap up their easing programs known as QE2 shortly, which could place upward pressure on short rates in the U.S. Brookfield Investment Management Inc. observes, however, that high yield bonds have a near-zero correlation to Treasury bonds and actually are more correlated to equities. On the contrary, some research indicates that, historically, there have been periods where the high yield market rises during periods of rising interest rates, if rates are rising due to firming economic growth. Our concern about rate increases is not that it will push high yield prices lower, although that is a possibility, rather that higher Treasury rates will tighten spreads and remove value that currently exists in the market.

Risks to our neutral outlook include possible disruptions to world markets from exogenous events as we saw with the Japanese tsunami, surprise restructurings emanating from Europe, an error by the Federal Reserve as they remove their stimulus, and margin pressure should companies be unable to pass through higher energy and raw material cost increases.

[1]	JP Morgan, High Yield Default Monitor, April 1, 2011, p. 4

[2]	JP Morgan, Default Monitor, April 1, 2011, p 10

[3]	JP Morgan, Default Monitor, April 1, 2011, p 11

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HELIOS HIGH INCOME FUND, INC.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Disclosure

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Helios High Income Fund, Inc. currently holds these securities.

The Barclays Capital U.S. Corporate High Yield Index covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt. The Barclays Capital U.S. Corporate High Yield Index is part of the Barclays Capital U.S. Universal and Global High Yield Indices. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

The Fund may utilize leverage to seek to enhance the yield and net asset value of its common stock, through bank borrowings, issuance of short-term debt securities or shares of preferred stock, or a combination thereof. However, these objectives cannot be achieved in all interest rate environments. While leverage may result in a higher yield for the Fund, the use of leverage involves risk, including the potential for higher volatility of the NAV, fluctuations of dividends and other distributions paid by the Fund and the market price of the Fund’s common stock, among others. Certain funds may invest assets in securities of issuers domiciled outside the United States, including issuers from emerging markets. Foreign investing involves special risks, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on March 31, 2011 and subject to change based on subsequent developments.

2011 Annual Report

HELIOS HIGH INCOME FUND, INC.

Portfolio Characteristics (Unaudited)

March 31, 2011

PORTFOLIO STATISTICS

Annualized dividend yield[1]	9.45%

Weighted average coupon	8.46%

Weighted average life	5.68 years

Percentage of leveraged assets	29.97%

Total number of holdings	124

CREDIT QUALITY

BBB	2%

BB	23%

B	56%

CCC	16%

Unrated	2%

Cash	1%
Total	100%

ASSET ALLOCATION2

Investment Grade Corporate Bonds	2%

High Yield Corporate Bonds	97%

Common Stocks	1%
Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by the March 31, 2011 stock price.

[2]	Includes only invested assets; excludes cash.

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HELIOS HIGH INCOME FUND, INC.

Portfolio of Investments

March 31, 2011

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
INVESTMENT GRADE CORPORATE BONDS – 3.2%
Telecommunications – 3.2%
Qwest Corp. (Cost – $927,469)	6.88%	09/15/33	$1,225	$1,226,531
Total INVESTMENT GRADE CORPORATE BONDS (Cost – $927,469)				1,226,531
HIGH YIELD CORPORATE BONDS – 136.3%
Automotive – 2.4%
Ford Motor Co.	6.50	08/01/18	475	497,325
Motors Liquidation Co. [1]	7.13	07/15/13	250	70,000
Motors Liquidation Co. [1]	8.38	07/15/33	1,250	371,875

Total Automotive (Cost – $1,058,955)				939,200

Basic Industry – 23.7%
AK Steel Corp. [2]	7.63	05/15/20	580	591,600
Arch Coal, Inc. [2]	8.75	08/01/16	500	558,750
Cascades, Inc.	7.75	12/15/17	500	528,125
Consol Energy, Inc. [2]	8.25	04/01/20	700	776,125
Domtar Corp.	10.75	06/01/17	450	562,500
Georgia-Pacific LLC	7.25	06/01/28	220	229,900
Georgia-Pacific LLC	7.38	12/01/25	255	269,025
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC [2]	8.88	02/01/18	525	555,187
Huntsman International LLC [2,3,4]	8.63	03/15/21	500	545,000
International Coal Group, Inc. [2]	9.13	04/01/18	500	567,500
Mercer International, Inc. [2,3,4]	9.50	12/01/17	500	547,500
Millar Western Forest Products Limited	7.75	11/15/13	250	253,438
Millar Western Forest Products Limited [3,4]	8.50	04/01/21	415	415,000
Steel Dynamics, Inc.	7.63	03/15/20	500	536,250
Tembec Industries, Inc.	11.25	12/15/18	525	585,375
U.S. Steel Corp.	7.00	02/01/18	1,000	1,038,750
Westlake Chemical Corp. [2]	6.63	01/15/16	625	643,750

Total Basic Industry (Cost – $8,354,474)				9,203,775

Capital Goods – 12.9%
Associated Materials LLC [2,3,4]	9.13	11/01/17	525	561,750
BE Aerospace, Inc.	8.50	07/01/18	500	553,750
Berry Plastics Corp. [2]	9.50	05/15/18	525	522,375
CNH America, LLC	7.25	01/15/16	250	273,125
Crown Cork & Seal Co., Inc. [2]	7.38	12/15/26	500	493,125
Mueller Water Products, Inc. [2]	7.38	06/01/17	250	244,375
Owens-Illinois, Inc.	7.80	05/15/18	425	463,781
Ply Gem Industries, Inc. [2,3,4]	8.25	02/15/18	260	267,150
Polymer Group, Inc. [2,3,4]	7.75	02/01/19	250	257,813
RBS Global & Rexnord Corp. [2]	8.50	05/01/18	265	286,200
Terex Corp. [2]	8.00	11/15/17	250	263,437
Trimas Corp. [2]	9.75	12/15/17	260	286,325
USG Corp. [2]	7.75	01/15/18	500	523,750

Total Capital Goods (Cost – $4,660,429)				4,996,956

See Notes to Portfolios of Investments and Notes to Financial Statements.

2011 Annual Report

HELIOS HIGH INCOME FUND, INC.

Portfolio of Investments

March 31, 2011

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Consumer Cyclical – 12.0%
ACCO Brands Corp. [2]	10.63%	03/15/15	$500	$563,750
ACE Hardware Corp. [2,3,4]	9.13	06/01/16	500	538,125
American Axle & Manufacturing, Inc. [2]	7.88	03/01/17	550	558,250
DineEquity, Inc. [2,3,4]	9.50	10/30/18	525	569,625
Easton-Bell Sports, Inc. [2]	9.75	12/01/16	475	534,375
Levi Strauss & Co.	7.63	05/15/20	500	501,250
Limited Brands, Inc.	8.50	06/15/19	250	286,875
Reynolds Group Issuer LLC [2,3,4]	9.00	04/15/19	525	543,375
Tenneco, Inc.	6.88	12/15/20	225	232,875
The Neiman Marcus Group, Inc. [2]	10.38	10/15/15	260	273,975
Visteon Corp. [3,4]	6.75	04/15/19	80	80,000

Total Consumer Cyclical (Cost – $4,254,759)				4,682,475

Consumer Non-Cyclical – 5.5%
B&G Foods, Inc. [2]	7.63	01/15/18	500	538,750
C&S Group Enterprises LLC [3,4]	8.38	05/01/17	525	537,469
Constellation Brands, Inc.	7.25	05/15/17	750	813,750
Rite Aid Corp. [2]	8.63	03/01/15	250	227,500

Total Consumer Non-Cyclical (Cost – $1,990,974)				2,117,469

Energy – 24.5%
BreitBurn Energy Partners LP/BreitBurn Finance Corp.	8.63	10/15/20	150	157,125
Calfrac Holdings LP [2,3,4]	7.50	12/01/20	525	543,375
Chaparral Energy, Inc. [2]	8.88	02/01/17	525	551,250
Crosstex Energy LP/Crosstex Energy Finance Corp. [2]	8.88	02/15/18	500	545,000
Edgen Murray Corp.	12.25	01/15/15	175	171,719
El Paso Corp. [2]	7.00	06/15/17	500	559,600
EV Energy Partners LP/EV Energy Finance Corp. [3,4]	8.00	04/15/19	165	167,888
Frac Tech Services LLC/Frac Tech Finance, Inc. [2,3,4]	7.13	11/15/18	340	348,500
Frontier Oil Corp. [2]	8.50	09/15/16	500	542,500
GMX Resources, Inc. [2,3,4]	11.38	02/15/19	220	213,950
Hercules Offshore, LLC [2,3,4]	10.50	10/15/17	325	333,125
Hilcorp Energy I LP/Hilcorp Finance Co. [3,4]	8.00	02/15/20	500	532,500
Key Energy Services, Inc.	6.75	03/01/21	400	407,000
Linn Energy LLC/Linn Energy Finance Corp. [2,3,4]	8.63	04/15/20	500	555,000
McJunkin Red Man Corp. [2,3,4]	9.50	12/15/16	475	480,938
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC [2]	8.88	03/15/18	525	570,937
Pioneer Natural Resources Co.	6.65	03/15/17	350	379,724
Plains Exploration & Production Co.	7.63	06/01/18	500	535,000
Precision Drilling Corp. [2,3,4]	6.63	11/15/20	450	463,500
Quicksilver Resources, Inc. [2]	11.75	01/01/16	350	407,750
SESI LLC [2]	6.88	06/01/14	450	459,000
Trinidad Drilling Limited [2,3,4]	7.88	01/15/19	325	342,875
Venoco, Inc. [3,4]	8.88	02/15/19	260	260,000

Total Energy (Cost – $8,934,023)				9,528,256

See Notes to Portfolios of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS HIGH INCOME FUND, INC.

Portfolio of Investments

March 31, 2011

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Media – 11.3%
Cablevision Systems Corp.	8.63%	09/15/17	$750	$834,375
CCO Holdings LLC/CCO Cap. Corp. [2,6]	8.13	04/30/20	750	815,625
Clear Channel Communications, Inc. [3,4]	9.00	03/01/21	95	94,763
Deluxe Corp. [2]	7.38	06/01/15	500	518,125
DISH DBS Corp.	7.88	09/01/19	500	541,250
Insight Communications Co., Inc. [2,3,4]	9.38	07/15/18	500	555,000
LIN Television Corp. [2]	6.50	05/15/13	500	499,375
Mediacom LLC/Mediacom Capital Corp. [2]	9.13	08/15/19	500	535,000

Total Media (Cost – $4,214,109)				4,393,513

Services – 25.4%
AMC Entertainment, Inc. [2]	8.75	06/01/19	800	868,000
Avis Budget Car Rental LLC/Avis Budget Finance Inc. [2]	9.63	03/15/18	500	552,500
Beazer Homes USA, Inc. [2]	9.13	06/15/18	250	252,813
CityCenter Holdings LLC/CityCenter Finance Corp. [3,4]	7.63	01/15/16	100	103,250
FireKeepers Development Authority [2,3,4]	13.88	05/01/15	500	592,500
Harrahs Operating Escrow LLC/Harrahs Escrow Corp. [2]	11.25	06/01/17	450	511,313
HCA, Inc. [2]	9.25	11/15/16	525	565,031
Hovnanian Enterprises, Inc. [2]	10.63	10/15/16	500	531,250
Iron Mountain, Inc. [2]	8.38	08/15/21	250	270,625
Iron Mountain, Inc. [2]	8.75	07/15/18	525	552,562
Marina District Finance Co., Inc. [3,4]	9.88	08/15/18	525	549,281
Maxim Crane Works LP [2,3,4]	12.25	04/15/15	525	542,062
MGM Mirage, Inc [2]	5.88	02/27/14	525	501,375
MGM Mirage, Inc [2]	10.38	05/15/14	250	286,250
Pokagon Gaming Authority [2,3,4]	10.38	06/15/14	500	517,500
Royal Caribbean Cruises Limited	7.25	06/15/16	500	535,625
RSC Equipment Rental, Inc./RSC Holdings III LLC [2]	10.25	11/15/19	250	285,000
Service Corp. International [2]	6.75	04/01/16	750	798,750
Standard Pacific Corp. [2]	8.38	05/15/18	500	519,375
United Rentals North America, Inc. [2]	8.38	09/15/20	525	548,625

Total Services (Cost – $9,115,794)				9,883,687

Technology & Electronics – 2.2%
First Data Corp. [2,3,4]	8.25	01/15/21	236	235,410
First Data Corp.	9.88	09/24/15	53	54,325
Freescale Semiconductor, Inc. [2,3,4]	9.25	04/15/18	500	547,500

Total Technology & Electronics (Cost – $762,938)				837,235

Telecommunications – 13.2%
Cincinnati Bell, Inc. [2]	8.25	10/15/17	250	251,875
Cincinnati Bell, Inc. [2]	8.38	10/15/20	500	491,250
Citizens Communications Corp.	7.13	03/15/19	950	964,250
Global Crossing Limited [2]	12.00	09/15/15	750	855,000
Nextel Communications, Inc.	7.38	08/01/15	500	501,875

See Notes to Portfolios of Investments and Notes to Financial Statements.

2011 Annual Report

HELIOS HIGH INCOME FUND, INC.

Portfolio of Investments

March 31, 2011

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
PAETEC Holding Corp.	8.88%	06/30/17	$225	$242,438
PAETEC Holding Corp. [2]	9.50	07/15/15	250	261,875
Sprint Capital Corp.	8.75	03/15/32	500	531,875
Windstream Corp.	7.00	03/15/19	1,000	1,007,500

Total Telecommunications (Cost – $4,891,987)				5,107,938

Utility – 3.2%
Calpine Corp. [2,3,4]	7.25	10/15/17	500	520,000
Edison Mission Energy	7.00	05/15/17	250	200,625
NRG Energy, Inc.	8.50	06/15/19	500	526,250

Total Utility (Cost – $1,187,948)				1,246,875
Total HIGH YIELD CORPORATE BONDS (Cost – $49,426,390)				52,937,379
TERM LOANS – 0.6%
Texas Competitive Electric Holdings Co. LLC [4]	3.75	10/10/14	10	8,309
Texas Competitive Electric Holdings Co. LLC [4]	3.76	10/10/14	109	91,618
Texas Competitive Electric Holdings Co. LLC [4]	3.80	10/10/14	153	129,175
Total TERM LOANS (Cost – $229,960)				229,102

			Shares	Value (Note 2)
COMMON STOCKS – 1.1%
Consumer Discretionary – 0.5%
DR Horton, Inc.			5,500	64,075
Hovnanian Enterprises, Inc. [8]			5,700	20,121
M.D.C. Holdings, Inc.			2,000	50,700
The Ryland Group, Inc.			3,100	49,290

Total Consumer Discretionary (Cost – $265,180)				184,186

Telecommunication Services – 0.6%
Frontier Communications Corp.			15,508	127,476
Windstream Corp.			8,300	106,821

Total Telecommunication Services (Cost – $273,229)				234,297
Total COMMON STOCKS (Cost – $538,409)				418,483
Total Investments – 141.2% (Cost – $51,122,228)				54,811,495
Liabilities in Excess of Other Assets – (41.2)%				(15,982,264)

NET ASSETS – 100.0%				$38,829,231

See Notes to Portfolios of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

OBJECTIVE & STRATEGY

Helios Multi-Sector High Income Fund, Inc. seeks a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective. The Fund invests in a diversified portfolio consisting primarily of debt securities that offer attractive yield and capital appreciation potential. Under normal market conditions, the Fund invests a majority of its total assets in below-investment grade debt securities, including up to 20% of the Fund’s total assets in distressed securities. The Fund maintains the flexibility to invest up to 50% of its total assets in investment grade debt securities. The Fund invests up to 30% of its total assets in equity securities of both domestic and foreign issuers and up to 15% of its total assets in a combination of foreign debt and foreign equity securities. The Fund invests in a wide range of debt securities including, corporate bonds, mortgage-backed and asset-backed securities, convertible debt securities, distressed securities, including securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring, U.S. government and municipal obligations and foreign government obligations. (Below-investment grade debt securities are rated Ba1 or lower by Moody’s Investors Service, Inc., BB+ or lower by Standard & Poor’s Ratings Group, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Fund’s investment advisor to be of comparable quality.) The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transactions involving indebtedness or through the issuance of preferred shares. The Fund may leverage one third of its total assets (in each case including the amount borrowed.) The Fund may vary its use of leverage in response to changing market conditions.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below investment-grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. Below-investment grade bonds also are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The value of U.S. and foreign equity securities in which the Fund invests will change based on changes in a company’s financial condition and in overall market and economic conditions. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage also may increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended March 31, 2011, Helios Multi-Sector High Income Fund, Inc. (NYSE: HMH) had a total return based on market price of 13.33%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $5.15 on March 31, 2011, the Fund’s shares had a dividend yield of 9.32%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price.

PORTFOLIO STRATEGY

As the last 12 months unfolded, signs became increasingly clear that the foundation for a sustained economic recovery was solid. We were not convinced that growth would be particularly strong, but we felt confident that there would be economic growth. This combined with a willing market for new issues gave us the conviction to prudently add credit risk to the portfolio.

2011 Annual Report

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

The closely watched Volatility Index (VIX), a measure of equity market volatility or fear, spiked in May 2010, as investors panicked over the idea of a Europe-induced economic slowdown and a revisiting of bank credit problems. As these fears receded, VIX returned to more sanguine levels over the remainder of the year, helping high yield spreads to narrow in response. Another smaller spike occurred in March 2011 over concerns of a possible sovereign default in Europe, however again, those fears quickly subsided.

Equity markets, as measured by the Russell 2000, had a weak beginning to the period, bottoming at the end of July 2010, then decisively moving higher over the next eight months, nearly recovering to its 2007 high. The high yield market took its cues from these indicators, however with a general upward bias, turning in positive returns each month, except May and November 2010, for a strong 14.2% return over the 12-month period.

The pattern of equity markets outperforming fixed income markets indicates investors’ preference for risk. This occurred in the high yield market as well, where CCC-rated bond (riskier high yield bonds) returns were 17.1%, while the safer BB-rated bonds were up only 13.3%.

In March 2011, the Fund opened a margin loan facility with BNP Paribas. This facility replaces the reverse repurchase agreements that the Fund was using for leverage.

Individual contributors of performance included Plains Exploration, Citizens Communications and Windstream Corporation. Plains Exploration announced a divestiture of assets in the Gulf of Mexico. Citizens and Windstream were more highly weighted in the portfolio because of their stable underlying business and conservative capital structures. This combined with good bond performance led to strong contribution to return.

Detractors of performance included General Electric (“GE”) equity, General Motors (“GM”) bonds and U.S. Steel equity. GE and U.S. Steel equities had negative returns during the market sell-off from May through July 2010, when we sold the positions in favor of opportunities in the high yield market. GM bonds were converted to equity as part of the company’s restructuring. We view the opportunity for GM to be positive as the global auto market continues to recover. As of March 31, 2011, the Fund’s leverage was 30.39% of total assets. The Fund’s use of leverage contributed to its performance over the period.

HIGH YIELD MARKET ENVIRONMENT

If 2009 was the year markets thawed from the deep-freeze of 2008, then the past twelve months saw the blossoming of summer for high yield. While returns were more muted than the record pace of the prior year, the market returned to normal once again as Wall Street resumed underwriting new issues, and nervous corporate treasurers tapped the market with relief to extend maturities, having learned again the age-old wisdom of raising money when you can, not when you need to. Even the leveraged loan market, which was badly hit by defaults in 2008, re-opened at the end of the first quarter of 2011 as lenders began to look at financing new paper again.

Risk assets worldwide benefitted from a deluge of liquidity as central banks across the globe moved to avoid a double-dip recession. The excess liquidity found its way into the capital markets, assisting high yield investors. Wall Street and corporate treasuries remained restricted, thereby reducing idiosyncratic risk to investors from re-leveraging, and producing a positive environment for bondholders. Corporate liquidity increased for those companies which survived the default peak, and modest economic growth has allowed companies to retain their cash and their flexibility without committing to new plant, equipment, working capital, or employees.

Nevertheless, there is some uncertainty looking ahead, with particular focus on economic indicators, such as job growth, which continue to lag. There is pressure to accelerate growth, however options are limited due to significant federal deficits and money growth and interest rates near zero. If there is agreement on anything, it is that interest rates are bound to rise. This is a nearly universal consensus, and has been so for over a year, although it is yet to occur. Ironically, this market expectation may be behind some of the money that has flowed into the high yield market for the past two and a half years. Savvy investors recognize that historically, high yield bonds have had a low correlation to treasury bonds which they view in a positive light.

Brookfield Investment Management Inc.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Corporate credit has been improving since late 2009, with defaults falling to less than 1% at the end of the period.1 With defaults as low as they can reasonably expect to be in a market cycle, we believe that the bulk of improvement in this area is behind us and will likely remain low for several years, with periodic bumps. The environment for corporate credit remains optimistic despite modest economic growth, which paradoxically is a positive for credit; modest growth translates into modest investment in plant, equipment, and working capital, leaving more money to service debt. Credit is further helped by a lighter-than-average volume of re-leveraging activity on the part of buyout and private equity firms, many of whom are still recovering from 2008. Indications are that re-leveraging volume is beginning to gain momentum now although not enough to negatively impact overall credit. At the end of March 2011, the rating agencies were upgrading 1.5 times as many high yield companies as they were downgrading,2 the highest rate of credit improvement in 13 years.

During the 12 months ended March 31, 2011, 64% of new issue proceeds were for refinancing, down from 67% during the same period in the prior year.3 Refinancing has the effect of reducing overall credit risk in the market by providing companies with longer-term capital and removing near-term “hammers” of debt maturities. We saw some continued signs of relaxed credit standards in the new issue market, with financing for lower quality credits rising to 20% of the total, up from 18% last year and 11% in 2009. For comparison, this metric peaked at a record 36% in 2007 at the last credit top. Mitigating our concern in this area, however, is that 64% of lower quality issuance went to refinancing rather than re-leveraging events and has the effect of reducing, not increasing overall credit risk in the market.

While the degree to which new issue buyers have relaxed credit standards is not yet concerning, Brookfield Investment Management Inc. believes that this is one indicator of future health for the high yield market and is monitoring this trend in both the high yield bond market and the leveraged loan market as one input into the degree of risk we seek to put into our portfolios.

OUTLOOK

While we continue to maintain our positive view of high yield credit, our enthusiasm for the market has been tempered by the move of the market to a premium, which limits further upside pricing potential, and by the move of yield spreads to less than their long-term average. We do not view either of these as a sell signal, however, as we recognize that yield spreads typically remain below average for extended periods in the middle of a credit cycle and do not necessarily widen significantly in the absence of an exogenous shock or credit surprise. Further, unlike equities, high yield bonds do not need to increase in price to offer attractive returns to investors; their yield advantage over other fixed income alternatives can be attractive by itself.

We are concerned about the prospect for higher interest rates in general. The European Central Bank has already raised rates overseas, as have central banks in several emerging market economies. Many observers expect the U.S. Federal Reserve to wrap up their easing programs known as QE2 shortly, which could place upward pressure on short rates in the U.S. Brookfield Investment Management Inc. observes, however, that high yield bonds have a near-zero correlation to Treasury bonds and actually are more correlated to equities. On the contrary, some research indicates that, historically, there have been periods where the high yield market rises during periods of rising interest rates, if rates are rising due to firming economic growth. Our concern about rate increases is not that it will push high yield prices lower, although that is a possibility, rather that higher Treasury rates will tighten spreads and remove value that currently exists in the market.

Risks to our neutral outlook include possible disruptions to world markets from exogenous events as we saw with the Japanese tsunami, surprise restructurings emanating from Europe, an error by the Federal Reserve as they remove their stimulus, and margin pressure should companies be unable to pass through higher energy and raw material cost increases.

1	JP Morgan, High Yield Default Monitor, April 1, 2011, p. 4

[2]	JP Morgan, Default Monitor, April 1, 2011, p 10

[3]	JP Morgan, Default Monitor, April 1, 2011, p 11

2011 Annual Report

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Disclosure

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Helios Multi-Sector High Income Fund, Inc. currently holds these securities.

The Barclays Capital U.S. Corporate High Yield Index covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt. The Barclays Capital U.S. Corporate High Yield Index is part of the Barclays Capital U.S. Universal and Global High Yield Indices. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

The Fund may utilize leverage to seek to enhance the yield and net asset value of its common stock, through bank borrowings, issuance of short-term debt securities or shares of preferred stock, or a combination thereof. However, these objectives cannot be achieved in all interest rate environments. While leverage may result in a higher yield for the Fund, the use of leverage involves risk, including the potential for higher volatility of the NAV, fluctuations of dividends and other distributions paid by the Fund and the market price of the Fund’s common stock, among others. Certain funds may invest assets in securities of issuers domiciled outside the United States, including issuers from emerging markets. Foreign investing involves special risks, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on March 31, 2011 and subject to change based on subsequent developments.

Brookfield Investment Management Inc.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Portfolio Characteristics (Unaudited)

March 31, 2011

PORTFOLIO STATISTICS

Annualized dividend yield[1]	9.32%

Weighted average coupon	8.50%

Weighted average life	5.69 years

Percentage of leveraged assets	30.39%

Total number of holdings	124

CREDIT QUALITY

BBB	2%

BB	24%

B	54%

CCC	17%

Unrated	2%

Cash	1%
Total	100%

ASSET ALLOCATION2

Investment Grade Corporate Bonds	2%

High Yield Corporate Bonds	97%

Common Stocks	1%
Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by the March 31, 2011 stock price.

[2]	Includes only invested assets; excludes cash.

2011 Annual Report

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Portfolio of Investments

March 31, 2011

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
INVESTMENT GRADE CORPORATE BONDS – 2.3%
Telecommunications – 2.3%
Qwest Corp. (Cost – $719,659)	6.88%	09/15/33	$1,000	$1,001,250
Total INVESTMENT GRADE CORPORATE BONDS (Cost – $719,659)				1,001,250
HIGH YIELD CORPORATE BONDS – 137.8%
Automotive – 2.5%
Ford Motor Co.	6.50	08/01/18	525	549,676
Motors Liquidation Co. [1]	7.13	07/15/13	250	70,000
Motors Liquidation Co. [1]	8.38	07/15/33	1,500	446,250

Total Automotive (Cost – $1,194,103)				1,065,926

Basic Industry – 22.2%
AK Steel Corp. [2]	7.63	05/15/20	790	805,800
Arch Coal, Inc. [2]	8.75	08/01/16	675	754,312
Cascades, Inc.	7.75	12/15/17	550	580,938
Consol Energy, Inc.	8.25	04/01/20	750	831,562
Domtar Corp.	10.75	06/01/17	500	625,000
Georgia-Pacific LLC	7.25	06/01/28	240	250,800
Georgia-Pacific LLC	7.38	12/01/25	285	300,675
Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC [2]	8.88	02/01/18	600	634,500
Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC [2,3,4]	9.00	11/15/20	250	259,219
Huntsman International LLC [2,3,4]	8.63	03/15/21	550	599,500
Mercer International, Inc. [2,3,4]	9.50	12/01/17	600	657,000
Millar Western Forest Products Limited [2]	7.75	11/15/13	275	278,781
Millar Western Forest Products Limited [3,4]	8.50	04/01/21	470	470,000
Nalco Co. [2,3,4]	6.63	01/15/19	600	617,250
Steel Dynamics, Inc.	7.63	03/15/20	675	723,938
Tembec Industries, Inc.	11.25	12/15/18	600	669,000
Westlake Chemical Corp. [2]	6.63	01/15/16	500	515,000

Total Basic Industry (Cost – $8,886,843)				9,573,275

Capital Goods – 13.5%
Associated Materials LLC [2,3,4]	9.13	11/01/17	600	642,000
BE Aerospace, Inc. [2]	8.50	07/01/18	550	609,125
Berry Plastics Corp. [2]	9.50	05/15/18	600	597,000
CNH America, LLC [2]	7.25	01/15/16	500	546,250
Crown Cork & Seal Co., Inc. [2]	7.38	12/15/26	675	665,719
Mueller Water Products, Inc. [2]	7.38	06/01/17	275	268,812
Owens-Illinois, Inc.	7.80	05/15/18	475	518,344
Ply Gem Industries, Inc. [2,3,4]	8.25	02/15/18	300	308,250
RBS Global & Rexnord Corp. [2]	8.50	05/01/18	355	383,400
Terex Corp. [2]	8.00	11/15/17	250	263,438
Trimas Corp. [2]	9.75	12/15/17	285	313,856
USG Corp. [2]	7.75	01/15/18	675	707,062

Total Capital Goods (Cost – 5,449,907)				5,823,256

See Notes to Portfolios of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Portfolio of Investments

March 31, 2011

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Consumer Cyclical – 11.9%
ACCO Brands Corp. [2]	10.63%	03/15/15	$550	$620,125
ACE Hardware Corp. [3,4]	9.13	06/01/16	500	538,125
American Axle & Manufacturing, Inc. [2]	7.88	03/01/17	550	558,250
DineEquity, Inc. [2,3,4]	9.50	10/30/18	600	651,000
Easton-Bell Sports, Inc. [2]	9.75	12/01/16	525	590,625
Levi Strauss & Co.	7.63	05/15/20	675	676,687
Limited Brands, Inc.	8.50	06/15/19	250	286,875
Reynolds Group Issuer LLC [2,3,4]	9.00	04/15/19	515	533,025
Tenneco, Inc.	6.88	12/15/20	260	269,100
The Neiman Marcus Group, Inc. [2]	10.38	10/15/15	300	316,125
Visteon Corp. [3,4]	6.75	04/15/19	95	95,000

Total Consumer Cyclical (Cost – $4,688,543)				5,134,937

Consumer Non-Cyclical – 6.6%
B&G Foods, Inc. [2]	7.63	01/15/18	675	727,313
C&S Group Enterprises LLC [2,3,4]	8.38	05/01/17	600	614,250
Constellation Brands, Inc.	7.25	05/15/17	875	949,375
Rite Aid Corp. [2]	8.63	03/01/15	275	250,250
Rite Aid Corp. [2]	9.75	06/12/16	275	305,250

Total Consumer Non-Cyclical (Cost – $2,675,093)				2,846,438

Energy – 25.7%
BreitBurn Energy Partners LP / BreitBurn Finance Corp.	8.63	10/15/20	175	183,313
Calfrac Holdings LP [2,3,4]	7.50	12/01/20	600	621,000
Chaparral Energy, Inc. [2]	8.88	02/01/17	600	630,000
Crosstex Energy LP/Crosstex Energy Finance Corp. [2]	8.88	02/15/18	550	599,500
Edgen Murray Corp. [2]	12.25	01/15/15	300	294,375
El Paso Corp. [2]	7.00	06/15/17	675	755,461
EV Energy Partners LP/EV Energy Finance Corp. [3,4]	8.00	04/15/19	190	193,325
Frac Tech Services LLC/Frac Tech Finance, Inc. [2,3,4]	7.13	11/15/18	390	399,750
Frontier Oil Corp. [2]	8.50	09/15/16	675	732,375
GMX Resources, Inc. [2,3,4]	11.38	02/15/19	250	243,125
Hercules Offshore, LLC. [2,3,4]	10.50	10/15/17	375	384,375
Hilcorp Energy I LP/Hilcorp Finance Co. [2,3,4]	8.00	02/15/20	675	718,875
Key Energy Services, Inc.	6.75	03/01/21	375	381,562
Linn Energy LLC/Linn Energy Finance Corp. [2,3,4]	8.63	04/15/20	660	732,600
McJunkin Red Man Corp. [2,3,4]	9.50	12/15/16	525	531,562
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC	8.88	03/15/18	600	652,500
Pioneer Natural Resources Co.	6.65	03/15/17	400	433,971
Plains Exploration & Production Co. [2]	7.63	06/01/18	675	722,250
Precision Drilling Corp. [3,4]	6.63	11/15/20	225	231,750
Quicksilver Resources, Inc. [2]	11.75	01/01/16	375	436,875
SeaMetric International AS [1,3,4,5,7]	11.63	05/25/12	718	7,184
SESI LLC [2]	6.88	06/01/14	500	510,000
Trinidad Drilling Limited [2,3,4]	7.88	01/15/19	375	395,625

See Notes to Portfolios of Investments and Notes to Financial Statements.

2011 Annual Report

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Portfolio of Investments

March 31, 2011

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Venoco, Inc. [3,4]	8.88%	02/15/19	$300	$300,000

Total Energy (Cost – $11,078,130)				11,091,353

Media – 9.9%
Cablevision Systems Corp.	8.63	09/15/17	750	834,375
CCO Holdings LLC/CCO Cap. Corp. [2,6]	8.13	04/30/20	675	734,062
Clear Channel Communications, Inc. [3,4]	9.00	03/01/21	110	109,725
Deluxe Corp. [2]	7.38	06/01/15	500	518,125
DISH DBS Corp.	7.88	09/01/19	675	730,688
Insight Communications Co., Inc. [2,3,4]	9.38	07/15/18	675	749,250
Mediacom LLC/Mediacom Cap. Corp. [2]	9.13	08/15/19	550	588,500

Total Media (Cost – $4,074,760)				4,264,725

Services – 24.8%
AMC Entertainment, Inc. [2]	8.75	06/01/19	600	651,000
Avis Budget Car Rental LLC/ Avis Budget Finance Inc. [2]	9.63	03/15/18	550	607,750
Beazer Homes USA, Inc. [2]	9.13	06/15/18	275	278,094
CityCenter Holdings LLC/CityCenter Finance Corp. [2,3,4]	7.63	01/15/16	600	619,500
FireKeepers Development Authority [2,3,4]	13.88	05/01/15	500	592,500
Harrahs Operating Escrow LLC/Harrahs Escrow Corp. [2]	11.25	06/01/17	500	568,125
HCA, Inc. [2]	9.25	11/15/16	575	618,844
Hovnanian Enterprises, Inc. [2]	10.63	10/15/16	550	584,375
Iron Mountain, Inc. [2]	8.38	08/15/21	275	297,687
Iron Mountain, Inc. [2]	8.75	07/15/18	575	605,187
Marina District Finance Co., Inc. [3,4]	9.88	08/15/18	600	627,750
Maxim Crane Works LP [2,3,4]	12.25	04/15/15	600	619,500
MGM Mirage, Inc. [2]	5.88	02/27/14	600	573,000
MGM Mirage Inc. [2]	10.38	05/15/14	275	314,875
Royal Caribbean Cruises Limited	7.25	06/15/16	675	723,094
RSC Equipment Rental, Inc. / RSC Holdings III LLC [2]	10.25	11/15/19	275	313,500
Service Corp. International [2]	6.75	04/01/16	750	798,750
Standard Pacific Corp. [2]	8.38	05/15/18	675	701,156
United Rentals North America, Inc. [2]	8.38	09/15/20	600	627,000

Total Services (Cost – $9,867,437)				10,721,687

Technology & Electronics – 4.8%
American Tower Corp.	7.00	10/15/17	1,000	1,124,347
First Data Corp. [2,3,4]	8.25	01/15/21	269	268,328
First Data Corp.	9.88	09/24/15	61	62,525
Freescale Semiconductor, Inc. [2,3,4]	9.25	04/15/18	550	602,250

Total Technology & Electronics (Cost – $1,851,481)				2,057,450

Telecommunications – 12.4%
Cincinnati Bell, Inc. [2]	8.25	10/15/17	265	266,988
Cincinnati Bell, Inc. [2]	8.38	10/15/20	285	280,012

See Notes to Portfolios of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Portfolio of Investments

March 31, 2011

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Citizens Communications Corp.	7.13%	03/15/19	$1,050	$1,065,750
Global Crossing Limited [2]	12.00	09/15/15	850	969,000
Nextel Communications, Inc.	7.38	08/01/15	675	677,531
PAETEC Holding Corp. [2]	8.88	06/30/17	250	269,375
PAETEC Holding Corp. [2]	9.50	07/15/15	250	261,875
Sprint Capital Corp.	8.75	03/15/32	500	531,875
Windstream Corp.	7.00	03/15/19	1,000	1,007,500

Total Telecommunications (Cost – $5,109,416)				5,329,906

Utility – 3.5%
Calpine Corp. [2,3,4]	7.25	10/15/17	550	572,000
Edison Mission Energy	7.00	05/15/17	275	220,688
NRG Energy, Inc.	8.50	06/15/19	675	710,437

Total Utility (Cost – $1,430,076)				1,503,125
Total HIGH YIELD CORPORATE BONDS (Cost – $56,305,789)				59,412,078
TERM LOANS – 0.6%
Texas Competitive Electric Holdings Co. LLC [4]	3.75	10/10/14	11	9,065
Texas Competitive Electric Holdings Co. LLC [4]	3.76	10/10/14	119	99,946
Texas Competitive Electric Holdings Co. LLC [4]	3.80	10/10/14	167	140,918
Total TERM LOANS (Cost – $250,866)				249,929

			Shares	Value (Note 2)
COMMON STOCKS – 1.1%
Consumer Discretionary – 0.5%
DR Horton, Inc.			6,100	71,065
Hovnanian Enterprises, Inc.[8]			6,300	22,239
M.D.C. Holdings, Inc.			2,200	55,770
The Ryland Group, Inc.			3,400	54,060

Total Consumer Discretionary (Cost – $292,337)				203,134

Telecommunication Services – 0.6%
Frontier Communications Corp.			17,743	145,847
Windstream Corp.			9,200	118,404

Total Telecommunication Services (Cost – $285,725)				264,251
Total COMMON STOCKS (Cost – $578,062)				467,385
Total Investments – 141.8% (Cost – $57,854,376)				61,130,642
Liabilities in Excess of Other Assets – (41.8)%				(18,010,610)

NET ASSETS – 100.0%				$43,120,032

See Notes to Portfolios of Investments and Notes to Financial Statements.

2011 Annual Report

HELIOS STRATEGIC INCOME FUND, INC.

OBJECTIVE & STRATEGY

Helios Strategic Income Fund, Inc. seeks a high level of current income. The Fund seeks capital growth as a secondary investment objective when consistent with its primary investment objective. The Fund invests in a diversified portfolio of securities that offers attractive yield and capital appreciation potential and consists primarily of debt securities and secondarily of equity securities. The Advisor will continually analyze the markets for income-producing securities and will periodically reallocate the Fund’s investments among various fixed-income and equity asset classes and between investment grade and below-investment grade debt securities to pursue its investment objectives. As a result, a majority of the Fund’s total assets may be invested in investment grade securities at some times and in below-investment grade debt securities at other times. The Fund invests in a wide range of debt securities, including corporate bonds, mortgage-backed and asset-backed securities, and municipal and foreign government obligations, as well as securities of companies in bankruptcy reorganization proceedings or otherwise in the process of debt restructuring. The Fund also invests in other securities providing the potential for high income or a combination of high income and capital growth. (Below-investment grade debt securities are rated Ba1 or lower by Moody’s Investors Service, Inc., BB+ or lower by Standard & Poor’s Ratings Group, comparably rated by another nationally recognized statistical rating organization or, if unrated, determined by the Fund’s investment advisor to be of comparable quality.) The Fund may use leverage through bank borrowings, reverse repurchase agreements or other transaction involving indebtedness or through the issuance of preferred shares. The Fund may leverage up to one third of its total assets (in each case including the amount borrowed.) The Fund may vary its use of leverage in response to changing market conditions.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund, as a holder of those securities, may only receive payments after the pools’ obligations to other investors have been satisfied. Below-investment grade bonds are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. The value of U.S. and foreign equity securities in which the Fund invests will change based on changes in a company’s financial condition and in overall market and economic conditions. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the net investment performance of the Fund’s shares. Use of leverage also may increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the fiscal year ended March 31, 2011, Helios Strategic Income Fund, Inc. (NYSE: HSA) had a total return based on market price of 6.24%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $5.31 on March 31, 2011, the Fund’s shares had a dividend yield of 7.91%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price.

PORTFOLIO STRATEGY

As the last 12 months unfolded, signs became increasingly clear that the foundation for a sustained economic recovery was solid. We were not convinced that growth would be particularly strong, but we felt confident that there would be economic growth. This combined with a willing market for new issues gave us the conviction to prudently add credit risk to the portfolio.

Brookfield Investment Management Inc.

HELIOS STRATEGIC INCOME FUND, INC.

The closely watched Volatility Index (VIX), a measure of equity market volatility or fear, spiked in May 2010, as investors panicked over the idea of a Europe-induced economic slowdown and a revisiting of bank credit problems. As these fears receded, VIX returned to more sanguine levels over the remainder of the year, helping high yield spreads to narrow in response. Another smaller spike occurred in March 2011 over concerns of a possible sovereign default in Europe, however again, those fears quickly subsided.

Equity markets, as measured by the Russell 2000, had a weak beginning to the period, bottoming at the end of July 2010, then decisively moving higher over the next eight months, nearly recovering to its 2007 high. The high yield market took its cues from these indicators, however with a general upward bias, turning in positive returns each month, except May and November 2010, for a strong 14.2% return over the 12-month period.

The pattern of equity markets outperforming fixed income markets indicates investors’ preference for risk. This occurred in the high yield market as well, where CCC-rated bond (riskier high yield bonds) returns were 17.1%, while the safer BB-rated bonds were up only 13.3%.

In March 2011, the Fund opened a margin loan facility with BNP Paribas. This facility replaces the reverse repurchase agreements that the Fund was using for leverage.

Individual contributors of performance included Altria, B&G Foods equity and Newmont Mining. Altria and Newmont Mining are investment grade bonds with higher weighting in the portfolio that had strong performance over the period. B&G Foods reported very strong earnings at the end of the period.

Detractors of performance included General Motors (“GM”) bond, General Electric (“GE”) equity, and U.S. Steel equity. GE and U.S. Steel equities had negative returns during the market sell-off from May through July 2010, when we sold the positions in favor of opportunities in the high yield market. GM bonds were converted to equity as part of the company’s restructuring. We view the opportunity for GM to be positive as the global auto market continues to recover. As of March 31, 2011, the Fund’s leverage was 28.99% of total assets. The Fund’s use of leverage contributed to its performance over the period.

HIGH YIELD MARKET ENVIRONMENT

If 2009 was the year markets thawed from the deep-freeze of 2008, then the past twelve months saw the blossoming of summer for high yield. While returns were more muted than the record pace of the prior year, the market returned to normal once again as Wall Street resumed underwriting new issues, and nervous corporate treasurers tapped the market with relief to extend maturities, having learned again the age-old wisdom of raising money when you can, not when you need to. Even the leveraged loan market, which was badly hit by defaults in 2008, re-opened at the end of the first quarter of 2011 as lenders began to look at financing new paper again.

Risk assets worldwide benefitted from a deluge of liquidity as central banks across the globe moved to avoid a double-dip recession. The excess liquidity found its way into the capital markets, assisting high yield investors. Wall Street and corporate treasuries remained restricted, thereby reducing idiosyncratic risk to investors from re-leveraging, and producing a positive environment for bondholders. Corporate liquidity increased for those companies which survived the default peak, and modest economic growth has allowed companies to retain their cash and their flexibility without committing to new plant, equipment, working capital, or employees.

Nevertheless, there is some uncertainty looking ahead, with particular focus on economic indicators, such as job growth, which continue to lag. There is pressure to accelerate growth, however options are limited due to significant federal deficits and money growth and interest rates near zero. If there is agreement on anything, it is that interest rates are bound to rise. This is a nearly universal consensus, and has been so for over a year, although it is yet to occur. Ironically, this market expectation may be behind some of the money that has flowed into the high yield market for the past two and a half years. Savvy investors recognize that historically, high yield bonds have had a low correlation to treasury bonds which they view in a positive light.

2011 Annual Report

HELIOS STRATEGIC INCOME FUND, INC.

Corporate credit has been improving since late 2009, with defaults falling to less than 1% at the end of the period.1 With defaults as low as they can reasonably expect to be in a market cycle, we believe that the bulk of improvement in this area is behind us and will likely remain low for several years, with periodic bumps. The environment for corporate credit remains optimistic despite modest economic growth, which paradoxically is a positive for credit; modest growth translates into modest investment in plant, equipment, and working capital, leaving more money to service debt. Credit is further helped by a lighter-than-average volume of re-leveraging activity on the part of buyout and private equity firms, many of whom are still recovering from 2008. Indications are that re-leveraging volume is beginning to gain momentum now although not enough to negatively impact overall credit. At the end of March 2011, the rating agencies were upgrading 1.5 times as many high yield companies as they were downgrading,2 the highest rate of credit improvement in 13 years.

During the 12 months ended March 31, 2011, 64% of new issue proceeds were for refinancing, down from 67% during the same period in the prior year.3 Refinancing has the effect of reducing overall credit risk in the market by providing companies with longer-term capital and removing near-term “hammers” of debt maturities. We saw some continued signs of relaxed credit standards in the new issue market, with financing for lower quality credits rising to 20% of the total, up from 18% last year and 11% in 2009. For comparison, this metric peaked at a record 36% in 2007 at the last credit top. Mitigating our concern in this area, however, is that 64% of lower quality issuance went to refinancing rather than re-leveraging events and has the effect of reducing, not increasing overall credit risk in the market.

While the degree to which new issue buyers have relaxed credit standards is not yet concerning, Brookfield Investment Management Inc. believes that this is one indicator of future health for the high yield market and is monitoring this trend in both the high yield bond market and the leveraged loan market as one input into the degree of risk we seek to put into our portfolios.

OUTLOOK

While we continue to maintain our positive view of high yield credit, our enthusiasm for the market has been tempered by the move of the market to a premium, which limits further upside pricing potential, and by the move of yield spreads to less than their long-term average. We do not view either of these as a sell signal, however, as we recognize that yield spreads typically remain below average for extended periods in the middle of a credit cycle and do not necessarily widen significantly in the absence of an exogenous shock or credit surprise. Further, unlike equities, high yield bonds do not need to increase in price to offer attractive returns to investors; their yield advantage over other fixed income alternatives can be attractive by itself .

We are concerned about the prospect for higher interest rates in general. The European Central Bank has already raised rates overseas, as have central banks in several emerging market economies. Many observers expect the U.S. Federal Reserve to wrap up their easing programs known as QE2 shortly, which could place upward pressure on short rates in the U.S. Brookfield Investment Management Inc. observes, however, that high yield bonds have a near-zero correlation to Treasury bonds and actually are more correlated to equities. On the contrary, some research indicates that, historically, there have been periods where the high yield market rises during periods of rising interest rates, if rates are rising due to firming economic growth. Our concern about rate increases is not that it will push high yield prices lower, although that is a possibility, rather that higher Treasury rates will tighten spreads and remove value that currently exists in the market.

Risks to our neutral outlook include possible disruptions to world markets from exogenous events as we saw with the Japanese tsunami, surprise restructurings emanating from Europe, an error by the Federal Reserve as they remove their stimulus, and margin pressure should companies be unable to pass through higher energy and raw material cost increases.

[1]	JP Morgan, High Yield Default Monitor, April 1, 2011, p. 4

[2]	JP Morgan, Default Monitor, April 1, 2011, p 10

[3]	JP Morgan, Default Monitor, April 1, 2011, p 11

Brookfield Investment Management Inc.

HELIOS STRATEGIC INCOME FUND, INC.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Disclosure

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Helios Strategic Income Fund, Inc. currently holds these securities.

The Barclays Capital U.S. Corporate High Yield Index covers the U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below. The index excludes emerging markets debt. The Barclays Capital U.S. Corporate High Yield Index is part of the Barclays Capital U.S. Universal and Global High Yield Indices. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

The Fund may utilize leverage to seek to enhance the yield and net asset value of its common stock, through bank borrowings, issuance of short-term debt securities or shares of preferred stock, or a combination thereof. However, these objectives cannot be achieved in all interest rate environments. While leverage may result in a higher yield for the Fund, the use of leverage involves risk, including the potential for higher volatility of the NAV, fluctuations of dividends and other distributions paid by the Fund and the market price of the Fund’s common stock, among others. Certain funds may invest assets in securities of issuers domiciled outside the United States, including issuers from emerging markets. Foreign investing involves special risks, including foreign currency risk and the possibility of substantial volatility due to adverse political, economic or other developments.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on March 31, 2011 and subject to change based on subsequent developments.

2011 Annual Report

HELIOS STRATEGIC INCOME FUND, INC.

Portfolio Characteristics (Unaudited)

March 31, 2011

PORTFOLIO STATISTICS

Annualized dividend yield[1]	7.91%

Weighted average coupon	7.94%

Weighted average life	6.05 years

Percentage of leveraged assets	28.99%

Total number of holdings	122

CREDIT QUALITY

A and Above[2]	11%

BBB	21%

BB	14%

B	37%

CCC	11%

Unrated	5%

Cash	1%
Total	100%

ASSET ALLOCATION2

Commercial Mortgage-Backed Securities	10%

Investment Grade Corporate Bonds	22%

High Yield Corporate Bonds	64%

Common Stocks	4%
Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by the March 31, 2011 stock price.

[2]	Includes only invested assets; excludes cash.

Brookfield Investment Management Inc.

HELIOS STRATEGIC INCOME FUND, INC.

Portfolio of Investments

March 31, 2011

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES – 13.3%
Bear Stearns Commercial Mortgage Securities
Series 2006-PW14, Class A4	5.20%	12/11/38	$625	$659,096
Series 2007-T28, Class A4	5.74	09/11/42	670	727,448
Commercial Mortgage Pass Through Certificates Series 2007-C9, Class A4 [2,9]	6.01	12/10/49	500	542,524
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-LDP7, Class A4 [9]	6.06	04/15/45	650	714,238
LB-UBS Commercial Mortgage Trust
Series 2006-C1, Class A4	5.16	02/15/31	670	716,419
Series 2006-C6, Class A4	5.37	09/15/39	670	715,117
Morgan Stanley Capital I Series 2007-T27, Class A4 [9]	5.79	06/11/42	660	724,821
Total COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost – $4,896,298)				4,799,663
INVESTMENT GRADE CORPORATE BONDS – 30.7%
Basic Industry – 8.9%
Alcoa, Inc. [2]	5.55	02/01/17	1,000	1,057,457
ArcelorMittal [2]	6.13	06/01/18	500	529,627
Newmont Mining Corp. [2]	5.13	10/01/19	500	536,427
The Dow Chemical Co.	5.70	05/15/18	1,000	1,077,601

Total Basic Industry (Cost – $2,719,618)				3,201,112

Capital Goods – 1.6%
International Paper Co. [2] (Cost – $602,457)	7.50	08/15/21	500	586,790

Consumer Non-Cyclical – 10.2%
Altria Group, Inc. [2]	9.70	11/10/18	1,000	1,315,117
Anheuser-Busch InBev Worldwide, Inc.	7.75	01/15/19	1,000	1,230,308
Covidien International Finance S.A. [2]	6.00	10/15/17	500	569,844
CVS Caremark Corp. [2]	5.75	06/01/17	500	550,744

Total Consumer Non-Cyclical (Cost – $3,145,242)				3,666,013

Energy – 1.6%
Williams Partners LP / Williams Partners Finance Corp. [2] (Cost – $590,465)	7.25	02/01/17	500	585,574

Industrials – 1.6%
Tyco Electronics Group S.A. [2] (Cost – $465,848)	6.55	10/01/17	500	572,203

Services – 0.8%
International Game Technology (Cost – $291,689)	7.50	06/15/19	250	283,835

Telecommunications – 6.0%
AT&T, Inc. [2]	5.50	02/01/18	500	545,798
Qwest Corp. [2]	6.88	09/15/33	1,000	1,001,250

See Notes to Portfolios of Investments and Notes to Financial Statements.

2011 Annual Report

HELIOS STRATEGIC INCOME FUND, INC.

Portfolio of Investments

March 31, 2011

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
INVESTMENT GRADE CORPORATE BONDS (continued)
Time Warner Cable, Inc.	8.25%	04/01/19	$500	$609,114

Total Telecommunications (Cost – $2,034,694)				2,156,162
Total INVESTMENT GRADE CORPORATE BONDS (Cost – $9,850,013)				11,051,689
HIGH YIELD CORPORATE BONDS – 88.6%
Automotive – 2.5%
Ford Motor Co.	6.50	08/01/18	450	471,150
Motors Liquidation Co. [1]	7.13	07/15/13	250	70,000
Motors Liquidation Co. [1]	8.38	07/15/33	1,250	371,875

Total Automotive (Cost – $1,036,428)				913,025

Basic Industry – 9.6%
AK Steel Corp. [2]	7.63	05/15/20	200	204,000
Arch Coal, Inc. [2]	8.75	08/01/16	475	530,812
Consol Energy, Inc.	8.25	04/01/20	500	554,375
Domtar Corp.	10.75	06/01/17	250	312,500
Hexion US Finance Corp./ Hexion Nova Scotia Finance ULC [2]	8.88	02/01/18	500	528,750
Millar Western Forest Products Limited	7.75	11/15/13	250	253,438
Millar Western Forest Products Limited [3,4]	8.50	04/01/21	395	395,000
PE Paper Escrow GmbH [3,4]	12.00	08/01/14	150	172,500
Westlake Chemical Corp. [2]	6.63	01/15/16	500	515,000

Total Basic Industry (Cost – $3,171,330)				3,466,375

Capital Goods – 10.5%
Associated Materials LLC [2,3,4]	9.13	11/01/17	500	535,000
BE Aerospace, Inc.	8.50	07/01/18	475	526,062
Berry Plastics Corp. [2]	9.50	05/15/18	500	497,500
Bombardier, Inc. [3,4]	7.75	03/15/20	200	217,250
Crown Cork & Seal Co., Inc. [2]	7.38	12/15/26	475	468,469
Mueller Water Products, Inc. [2]	7.38	06/01/17	250	244,375
Owens-Illinois, Inc. [2]	7.80	05/15/18	400	436,500
Ply Gem Industries, Inc. [2,3,4]	8.25	02/15/18	245	251,738
RBS Global & Rexnord Corp. [2]	8.50	05/01/18	290	313,200
Trimas Corp. [2]	9.75	12/15/17	245	269,806

Total Capital Goods (Cost $ – $3,532,594)				3,759,900

Consumer Cyclical – 6.6%
ACE Hardware Corp. [2,3,4]	9.13	06/01/16	500	538,125
American Axle & Manufacturing, Inc. [2]	7.88	03/01/17	500	507,500
DineEquity, Inc. [3,4]	9.50	10/30/18	85	92,225
Levi Strauss & Co. [2]	7.63	05/15/20	475	476,188
Reynolds Group Issuer LLC [2,3,4]	9.00	04/15/19	430	445,050
Tenneco, Inc.	6.88	12/15/20	215	222,525
Visteon Corp. [3,4]	6.75	04/15/19	80	80,000

Total Consumer Cyclical (Cost – $2,118,452)				2,361,613

See Notes to Portfolios of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS STRATEGIC INCOME FUND, INC.

Portfolio of Investments

March 31, 2011

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Consumer Non-Cyclical – 3.6%
C&S Group Enterprises LLC [3,4]	8.38%	05/01/17	$500	$511,875
Constellation Brands, Inc. [2]	7.25	05/15/17	500	542,500
Rite Aid Corp. [2]	8.63	03/01/15	250	227,500

Total Consumer Non-Cyclical (Cost – $1,167,683)				1,281,875

Energy – 13.0%
BreitBurn Energy Partners LP / BreitBurn Finance Corp.	8.63	10/15/20	125	130,938
Chaparral Energy, Inc.	8.88	02/01/17	125	131,250
Crosstex Energy LP / Crosstex Energy Finance Corp. [2]	8.88	02/15/18	475	517,750
El Paso Corp. [2]	7.00	06/15/17	475	531,620
EV Energy Partners LP / EV Energy Finance Corp. [3,4]	8.00	04/15/19	160	162,800
Frac Tech Services LLC / Frac Tech Finance, Inc. [2,3,4]	7.13	11/15/18	325	333,125
GMX Resources, Inc. [2,3,4]	11.38	02/15/19	205	199,362
Hercules Offshore, LLC [2,3,4]	10.50	10/15/17	300	307,500
Hilcorp Energy I LP / Hilcorp Finance Co. [2,3,4]	8.00	02/15/20	475	505,875
Key Energy Services, Inc.	6.75	03/01/21	125	127,188
Linn Energy LLC / Linn Energy Finance Corp. [3,4]	8.63	04/15/20	140	155,400
McJunkin Red Man Corp. [2,3,4]	9.50	12/15/16	450	455,625
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC [2]	8.88	03/15/18	250	271,875
SeaMetric International AS [1,3,4,5,7]	11.63	05/25/12	1,347	13,469
SESI LLC [2]	6.88	06/01/14	425	433,500
Trinidad Drilling Limited [2,3,4]	7.88	01/15/19	310	327,050
Venoco, Inc. [3,4].	8.88	02/15/19	80	80,000

Total Energy (Cost – $5,767,134)				4,684,327

Media – 7.6%
Cablevision Systems Corp. [2]	8.63	09/15/17	475	528,437
CCO Holdings LLC/CCO Cap. Corp. [2,6]	8.13	04/30/20	550	598,125
Clear Channel Communications, Inc. [3,4]	9.00	03/01/21	90	89,775
DISH DBS Corp.	7.88	09/01/19	475	514,188
Insight Communications Co., Inc. [2,3,4]	9.38	07/15/18	475	527,250
Mediacom LLC/Mediacom Cap. Corp. [2]	9.13	08/15/19	450	481,500

Total Media (Cost – $2,606,396)				2,739,275

Services – 15.2%
AMC Entertainment, Inc. [2]	8.75	06/01/19	600	651,000
Avis Budget Car Rental LLC/Avis Budget Finance Inc. [2]	9.63	03/15/18	475	524,875
Beazer Homes USA, Inc. [2]	9.13	06/15/18	250	252,812
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp. [3,4]	9.13	08/01/18	100	108,500
FireKeepers Development Authority [2,3,4]	13.88	05/01/15	500	592,500
Harrahs Operating Escrow LLC/Harrahs Ecrow Corp. [2]	11.25	06/01/17	225	255,656
Iron Mountain, Inc.	8.38	08/15/21	225	243,563
Iron Mountain, Inc. [2]	8.75	07/15/18	500	526,250
Maxim Crane Works LP [2,3,4]	12.25	04/15/15	500	516,250
MGM Mirage, Inc [2]	5.88	02/27/14	500	477,500

See Notes to Portfolios of Investments and Notes to Financial Statements.

2011 Annual Report

HELIOS STRATEGIC INCOME FUND, INC.

Portfolio of Investments

March 31, 2011

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
MGM Mirage, Inc [2]	10.38%	05/15/14	$225	$257,625
Pokagon Gaming Authority [2,3,4]	10.38	06/15/14	500	517,500
RSC Equipment Rental, Inc. / RSC Holdings III LLC [2]	10.25	11/15/19	250	285,000
United Rentals North America, Inc. [2]	8.38	09/15/20	250	261,250

Total Services (Cost – $5,079,432)				5,470,281

Technology & Electronics – 5.3%
American Tower Corp. [2]	7.00	10/15/17	1,000	1,124,347
First Data Corp. [2,3,4]	8.25	01/15/21	224	223,440
First Data Corp.	9.88	09/24/15	51	52,275
Freescale Semiconductor, Inc. [2,3,4]	9.25	04/15/18	475	520,125

Total Technology & Electronics (Cost – $1,724,987)				1,920,187

Telecommunications – 11.4%
Cincinnati Bell, Inc.	8.25	10/15/17	240	241,800
Cincinnati Bell, Inc.	8.38	10/15/20	235	230,888
Citizens Communications Corp. [2]	7.13	03/15/19	900	913,500
Global Crossing Limited [2]	12.00	09/15/15	600	684,000
Nextel Communications, Inc.	7.38	08/01/15	475	476,781
PAETEC Holding Corp. [2]	8.88	06/30/17	250	269,375
PAETEC Holding Corp. [2]	9.50	07/15/15	250	261,875
Sprint Capital Corp.	8.75	03/15/32	500	531,875
Windstream Corp.	7.00	03/15/19	500	503,750

Total Telecommunications (Cost – $3,955,381)				4,113,844

Utility – 3.3%
Calpine Corp. [2,3,4]	7.25	10/15/17	475	494,000
Edison Mission Energy	7.00	05/15/17	250	200,625
NRG Energy, Inc. [2]	8.50	06/15/19	475	499,937

Total Utility (Cost – $1,138,183)				1,194,562
Total HIGH YIELD CORPORATE BONDS (Cost – $31,298,000)				31,905,264
TERM LOANS – 0.6%
Texas Competitive Electric Holdings Co. LLC [4]	3.75	10/10/14	9	7,554
Texas Competitive Electric Holdings Co. LLC [4]	3.76	10/10/14	99	83,289
Texas Competitive Electric Holdings Co. LLC [4]	3.80	10/10/14	140	117,432

Total Term Loans (Cost – $209,054)				208,275

See Notes to Portfolios of Investments and Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS STRATEGIC INCOME FUND, INC.

Portfolio of Investments

March 31, 2011

	Shares	Value (Note 2)
COMMON STOCKS – 6.0%
Consumer Discretionary – 0.5%
DR Horton, Inc.	5,200	$60,580
Hovnanian Enterprises, Inc.[8]	5,400	19,062
M.D.C. Holdings, Inc.	1,900	48,165
The Ryland Group, Inc.	2,900	46,110

Total Consumer Discretionary (Cost – $250,366)		173,917

Consumer Staples – 1.0%
B&G Foods, Inc. (Cost – $247,294)	20,000	375,400

Energy – 0.8%
Niska Gas Storage Partners LLC (Cost – $251,396)	12,500	273,375

Telecommunication Services – 3.7%
AT&T, Inc.	8,500	260,100
Frontier Communications Corp	41,180	338,500
Global Crossing Limited [8]	9,000	125,280
PAETEC Holding Corp. [8]	15,000	50,100
Verizon Communications, Inc	7,500	289,050
Windstream Corp.	19,450	250,321

Total Telecommunication Services (Cost – $1,272,667)		1,313,351
Total COMMON STOCKS (Cost – $2,021,723)		2,136,043
Total Investments – 139.2% (Cost – $48,275,088)		50,100,934
Liabilities in Excess of Other Assets – (39.2)%		(14,118,116)

NET ASSETS – 100.0%		$35,982,818

See Notes to Portfolios of Investments and Notes to Financial Statements.

2011 Annual Report

HELIOS FUNDS

Notes to Portfolios of Investments

March 31, 2011

The following notes should be read in conjunction with the accompanying Portfolios of Investments.

1	—	Issuer is currently in default on its regularly scheduled interest payment.
2	—	Portion or entire principal amount pledged as collateral for margin loans.
3	—	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2011, the total values of all such investments were as follows:

Fund	Value	% of Net Assets
Helios Advantage Income Fund, Inc.	$20,807,419	37.66%
Helios High Income Fund, Inc.	13,361,724	34.41
Helios Multi-Sector High Income Fund, Inc.	15,504,593	35.96
Helios Strategic Income Fund, Inc.	9,368,309	26.04

4	—	Private Placement.
5	—	Security valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of March 31, 2011, the total values of all such securities were as follows:

Fund	Value	% of Net Assets
Helios Advantage Income Fund, Inc	$15,265	0.03%
Helios Multi-Sector High Income Fund, Inc	7,184	0.02
Helios Strategic Income Fund, Inc	13,469	0.04

6	—	Company filed for Chapter 11 bankruptcy protection and has defaulted on regularly scheduled interest payments on subordinated debt. The Funds own senior debt issued by this company that continues to receive income payments.
7	—	Restricted Illiquid Security – Security is not actively traded and would be difficult to sell in a current sale thus causing it to be not readily convertible into cash. The details of the acquisition of this security is as follows:

Fund	Acquisition Date	Cost	Value as a % of Net Assets
Helios Advantage Income Fund, Inc.	05/25/07	$1,522,343	0.03%
Helios Multi-Sector High Income Fund, Inc.	05/25/07	715,618	0.02
Helios Strategic Income Fund, Inc.	05/25/07	1,343,233	0.04

8	—	Non-income producing security.
9	—	Variable rate security – Interest rate shown is the rate in effect as of March 31, 2011

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS FUNDS

Statements of Assets and Liabilities

March 31, 2011

	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi- Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Assets:
Investments in securities, at value (Note 2)	$76,528,317	$54,811,495	$61,130,642	$50,100,934
Cash	723,432	463,018	617,095	580,686
Interest and dividends receivable	1,540,918	1,110,838	1,257,354	875,032
Prepaid expenses	13,708	12,094	10,949	7,164

Total assets	78,806,375	56,397,445	63,016,040	51,563,816

Liabilities:
Payable for margin loans (Note 6)	22,200,000	16,900,000	19,150,000	14,950,000
Payable for margin loan interest (Note 6)	1,581	1,134	1,306	1,057
Payable for investments purchased	1,150,381	495,000	565,000	475,000
Investment advisory fee payable (Note 4)	42,708	30,723	34,341	28,091
Administration fee payable (Note 4)	9,856	7,090	7,925	6,483
Distributions payable	46,189	32,813	35,075	24,077
Accrued expenses	112,175	101,454	102,361	96,290

Total liabilities	23,562,890	17,568,214	19,896,008	15,580,998

Net Assets	$55,243,485	$38,829,231	$43,120,032	$35,982,818

Composition of Net Assets:
Capital stock, at par value ($0.0001 par value, 1,000,000,000 shares authorized) (Note 8)	$654	$484	$759	$593
Additional paid-in capital (Note 8)	455,659,089	338,012,634	493,833,641	402,153,393
Undistributed net investment income	121,346	—	91,230	—
Accumulated net realized loss on investment transactions	(404,213,375)	(302,873,154)	(454,081,864)	(367,997,014)
Net unrealized appreciation on investments	3,675,771	3,689,267	3,276,266	1,825,846

Net assets applicable to capital stock outstanding	$55,243,485	$38,829,231	$43,120,032	$35,982,818

Total investments, at cost	$72,852,546	$51,122,228	$57,854,376	$48,275,088

Shares Outstanding and Net Asset Value Per Share:
Shares outstanding	6,536,547	4,836,284	7,588,538	5,930,400
Net asset value per share	$8.45	$8.03	$5.68	$6.07

See Notes to Financial Statements.

2011 Annual Report

HELIOS FUNDS

Statements of Operations

For the Fiscal Year Ended March 31, 2011

	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi- Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Investment Income (Note 2):
Interest	$5,859,219	$4,321,638	$4,811,632	$3,543,499
Dividends	56,420	39,527	46,378	101,351
Other income (Note 13)	246,068	—	—	—

Total investment income	6,161,707	4,361,165	4,858,010	3,644,850

Expenses:
Investment advisory fees (Note 4)	457,661	335,817	375,440	312,945
Administration fees (Note 4)	105,614	77,496	86,640	72,218
Legal fees	252,980	183,848	203,476	174,245
Custodian	88,846	87,375	86,775	85,116
Audit and tax services	61,325	61,325	61,325	61,325
Insurance	56,951	51,784	48,567	47,825
Directors’ fees	54,080	54,080	54,080	54,080
Reports to stockholders	39,764	33,874	33,479	30,266
Transfer agent fees	24,661	24,688	24,749	24,679
Registration fees	23,839	23,839	23,839	23,839
Miscellaneous	10,479	6,898	9,109	8,581

Total operating expenses	1,176,200	941,024	1,007,479	895,119
Interest expense on reverse repurchase agreements (Note 6)	182,518	135,152	154,870	124,487
Interest expense on margin loans (Note 6)	7,756	5,568	6,425	5,165

Total expenses	1,366,474	1,081,744	1,168,774	1,024,771
Less expenses waived and reimbursed by the investment advisor (Note 4)	(32,427)	(58,511)	(44,492)	(57,099)

Net expenses	1,334,047	1,023,233	1,124,282	967,672

Net investment income	4,827,660	3,337,932	3,733,728	2,677,178

Net Realized and Unrealized Gain (Loss) on Investments (Note 2):
Net realized gain on investment transactions	5,908,075	1,858,367	2,364,612	1,463,553
Net change in unrealized appreciation (depreciation) on investments	197,292	74,826	(188,088)	(310,764)

Net realized and unrealized gain on investments	6,105,367	1,933,193	2,176,524	1,152,789

Net increase in net assets resulting from operations	$10,933,027	$5,271,125	$5,910,252	$3,829,967

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS FUNDS

Statements of Changes in Net Assets

For the Fiscal Years Ended March 31,

	Helios Advantage Income Fund, Inc.		Helios High Income Fund, Inc.
	2011	2010	2011	2010
Increase in Net Assets Resulting from Operations:
Net investment income	$4,827,660	$4,573,251	$3,337,932	$3,466,134
Net realized gain (loss) on investment transactions	5,908,075	(15,158,570)	1,858,367	(11,172,746)
Net change in unrealized appreciation (depreciation) on investments	197,292	24,122,239	74,826	18,402,142

Net increase in net assets resulting from operations from operations	10,933,027	13,536,920	5,271,125	10,695,530

Dividends and Distributions to Stockholders (Note 2):
Net investment income	(4,706,314)	(4,573,251)	(3,337,932)	(3,466,134)
Return of capital	—	(623,304)	(144,192)	(378,712)

Total dividends and distributions paid	(4,706,314)	(5,196,555)	(3,482,124)	(3,844,846)

Total increase in net assets	6,226,713	8,340,365	1,789,001	6,850,684

Net Assets:
Beginning of year	49,016,772	40,676,407	37,040,230	30,189,546

End of year	$55,243,485	$49,016,772	$38,829,231	$37,040,230

(including undistributed net investment income of)	$121,346	$—	$—	$—

See Notes to Financial Statements.

2011 Annual Report

HELIOS FUNDS

Statements of Changes in Net Assets (continued)

For the Fiscal Years Ended March 31,

	Helios Multi-Sector High Income Fund, Inc.		Helios Strategic Income Fund, Inc.
	2011	2010	2011	2010
Increase in Net Assets Resulting from Operations:
Net investment income	$3,733,728	$3,803,558	$2,677,178	$2,973,090
Net realized gain (loss) on investment transactions	2,364,612	(16,564,235)	1,463,553	(14,285,712)
Net change in unrealized appreciation (depreciation) on investments	(188,088)	24,138,210	(310,764)	20,159,035

Net increase in net assets resulting from operations	5,910,252	11,377,533	3,829,967	8,846,413

Dividends and Distributions to Stockholders (Note 2):
Net investment income	(3,642,498)	(3,803,558)	(2,668,637)	(2,973,090)
Return of capital	—	(217,600)	(148,303)	(903,507)

Total dividends and distributions paid	(3,642,498)	(4,021,158)	(2,816,940)	(3,876,597)

Capital Stock Transactions (Note 8):
Reinvestment of dividends and distributions	—	35,678	—	184,471

Total increase in net assets	2,267,754	7,392,053	1,013,027	5,154,287

Net Assets:
Beginning of year	40,852,278	33,460,225	34,969,791	29,815,504

End of year	$43,120,032	$40,852,278	$35,982,818	$34,969,791

(including undistributed net investment income of)	$91,230	$—	$—	$—

Share Transactions (Note 7):*
Reinvested shares	—	7,672	—	35,186

*	Share amounts have been adjusted to reflect the 1:5 reverse stock split that occurred effective September 1, 2009.

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS ADVANTAGE INCOME FUND, INC.

Statement of Cash Flows

For the Fiscal Year Ended March 31, 2011

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$10,933,027
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(49,774,107)
Proceeds from disposition of long-term portfolio investments	45,556,507
Sales of short-term portfolio investments, net	829,984
Increase in interest and dividends receivable	(185,086)
Decrease in prepaid expenses	19,229
Decrease in interest payable for reverse repurchase agreements	(20,237)
Increase in payable for investments purchased	468,827
Increase in payable for margin loan interest	1,581
Decrease in receivable from advisor	16,159
Increase in investment advisory fee payable	42,708
Increase in administration fee payable	3,612
Increase in accrued expenses	15,915
Net amortization on investments	(288,031)
Unrealized appreciation on investments	(197,292)
Net realized gain on investment transactions	(5,908,075)

Net cash provided by operating activities	1,514,721

Cash flows provided by (used for) financing activities:
Net cash used for reverse repurchase agreements	(18,331,164)
Net cash provided by margin loans	22,200,000
Dividends and distributions paid to stockholders	(4,660,125)

Net cash used for financing activities	(791,289)

Net increase in cash	723,432
Cash at beginning of year	—

Cash at end of year	$723,432

Supplemental Disclosure of Cash Flow Information:

Interest payments for the fiscal year ended March 31, 2011, totaled $208,930.

See Notes to Financial Statements.

2011 Annual Report

HELIOS HIGH INCOME FUND, INC.

Statement of Cash Flows

For the Fiscal Year Ended March 31, 2011

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$5,271,125
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Purchases of long-term portfolio investments	(34,882,309)
Proceeds from disposition of long-term portfolio investments	30,150,616
Sales of short-term portfolio investments, net	750,985
Increase in interest and dividends receivable	(117,228)
Decrease in prepaid expenses	23,274
Decrease in interest payable for reverse repurchase agreements	(13,580)
Increase in payable for investments purchased	353,550
Increase in payable for margin loan interest	1,134
Decrease in receivable from advisor	20,619
Increase in investment advisory fee payable	30,723
Increase in administration fee payable	2,405
Increase in accrued expenses	11,454
Net amortization on investments	(231,162)
Unrealized appreciation on investments	(74,826)
Net realized gain on investment transactions	(1,858,367)

Net cash used for operating activities	(561,587)

Cash flows provided by (used for) financing activities:
Net cash used for reverse repurchase agreements	(12,426,084)
Net cash provided by margin loans.	16,900,000
Dividends and distributions paid to stockholders	(3,449,311)

Net cash provided by financing activities	1,024,605

Net increase in cash	463,018
Cash at beginning of year	—

Cash at end of year	$463,018

Supplemental Disclosure of Cash Flow Information:

Interest payments for the fiscal year ended March 31, 2011, totaled $153,166.

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Statement of Cash Flows

For the Fiscal Year Ended March 31, 2011

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$5,910,252
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Purchases of long-term portfolio investments	(40,726,646)
Proceeds from disposition of long-term portfolio investments	35,903,688
Sales of short-term portfolio investments, net	792,757
Increase in interest and dividends receivable	(155,647)
Decrease in prepaid expenses	17,071
Decrease in interest payable for reverse repurchase agreements	(15,864)
Increase in payable for investments purchased	158,917
Increase in payable for margin loan interest	1,306
Decrease in receivable from advisor	4,250
Increase in investment advisory fee payable	34,341
Increase in administration fee payable	2,743
Increase in accrued expenses	8,261
Net amortization on investments	(253,167)
Unrealized depreciation on investments	188,088
Net realized gain on investment transactions	(2,364,612)

Net cash used for operating activities	(494,262)

Cash flows provided by (used for) financing activities:
Net cash used for reverse repurchase agreements	(14,431,220)
Net cash provided by margin loans	19,150,000
Dividends and distributions paid to stockholders	(3,607,423)

Net cash provided by financing activities	1,111,357

Net increase in cash	617,095
Cash at beginning of year	—

Cash at end of year	$617,095

Supplemental Disclosure of Cash Flow Information:

Interest payments for the fiscal year ended March 31, 2011, totaled $175,853.

See Notes to Financial Statements.

2011 Annual Report

HELIOS STRATEGIC INCOME FUND, INC.

Statement of Cash Flows

For the Fiscal Year Ended March 31, 2011

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$3,829,967
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Purchases of long-term portfolio investments	(29,593,072)
Proceeds from disposition of long-term portfolio investments	25,936,148
Sales of short-term portfolio investments, net	159,909
Decrease in interest and dividends receivable	52,487
Decrease in receivable for investments sold	616,890
Decrease in prepaid expenses	20,762
Decrease in interest payable for reverse repurchase agreements	(13,056)
Increase in payable for investments purchased	238,427
Increase in payable for margin loan interest	1,057
Decrease in receivable from advisor	15,191
Increase in investment advisory fee payable	28,091
Increase in administration fee payable	2,017
Increase in accrued expenses	4,690
Net amortization on investments	(155,268)
Unrealized depreciation on investments	310,764
Net realized gain on investment transactions	(1,463,553)

Net cash used for operating activities	(8,549)

Cash flows provided by (used for) financing activities:
Net cash used for reverse repurchase agreements	(11,567,902)
Net cash provided by margin loans	14,950,000
Dividends and distributions paid to stockholders	(2,792,863)

Net cash provided by financing activities	589,235

Net increase in cash	580,686
Cash at beginning of year	—

Cash at end of year	$580,686

Supplemental Disclosure of Cash Flow Information:

Interest payments for the fiscal year ended March 31, 2011, totaled $141,651.

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS ADVANTAGE INCOME FUND, INC.

Financial Highlights

	For the Fiscal Year Ended March 31,
	2011	2010	2009[2]	2008*,2 (Unaudited)	2007*,2 (Unaudited)
Per Share Operating Performance:
Net asset value, beginning of year	$7.50	$6.20	$15.55	$66.45	$69.75

Net investment income	0.74	0.70	1.75	6.15	8.30
Net realized and unrealized gain (loss) on investment transactions	0.93	1.40	(8.85)	(49.85)	(2.80)

Net increase (decrease) in net asset value resulting from operations	1.67	2.10	(7.10)	(43.70)	5.50

Dividends from net investment income	(0.72)	(0.70)	(1.20)	(6.55)	(8.50)
Return of capital distributions	—	(0.10)	(1.05)	(0.65)	(0.30)

Total dividends and distributions paid	(0.72)	(0.80)	(2.25)	(7.20)	(8.80)

Net asset value, end of year	$8.45	$7.50	$6.20	$15.55	$66.45

Market price, end of year	$7.70	$7.00	$5.00	$16.70	$76.50

Total Investment Return†	21.39%	58.73%	(61.80)%	(73.61)%	1.53%

Ratios to Average Net Assets/Supplementary Data:
Net assets, end of year (000s)	$55,243	$49,017	$40,676	$100,299	$416,999
Gross operating expenses	2.30%	2.22%	2.44%	3.66%	3.23%
Interest expense	0.37%	0.52%	0.03%	N/A [1]	N/A [1]
Total expenses	2.67%	2.74%	2.47%	3.66%	3.23%
Net expenses, including fee waivers and reimbursement and excluding interest expense, debt issuance costs and extraordinary expenses	2.24%	1.40%	1.23%	3.49%	3.23%
Net investment income	9.44%	9.97%	19.66%	15.69%	12.14%
Net investment income, excluding the effect of fee waivers and reimbursement	9.38%	9.15%	18.91%	15.52%	12.14%
Portfolio turnover rate	62%	45%	89%	76%	94%

*

By correspondence dated May 27, 2010, the Fund’s independent registered public accounting firm for the fiscal years ended March 31, 2008 and 2007, informed the Fund that it’s audit reports dated May 29, 2008 and May 21, 2007 on the Fund’s financial statements should no longer be relied upon. Based upon the actions of the Fund’s former independent registered public accounting firm, the financial statements and financial highlights for the fiscal years ended March 31, 2008 and 2007 should not be relied upon.

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[1]	Not available. During this period, interest expense was not reported separately from operating expenses.

[2]

The Fund had a 1:5 reverse stock split with ex-dividend and payable dates of August 31, 2009 and September 1, 2009, respectively. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. (See Notes to Financial Statements). The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the Years Ended March 31,	2009	2008 (Unaudited)	2007 (Unaudited)
Net Asset Value (prior to reverse stock split)	$1.24	$3.11	$13.29
Market Price (prior to reverse stock split)	$1.00	$3.34	$15.30

See Notes to Financial Statements.

2011 Annual Report

HELIOS HIGH INCOME FUND, INC.

Financial Highlights

	For the Fiscal Year Ended March 31,
	2011	2010	2009[2]	2008*,2 (Unaudited)	2007*,2 (Unaudited)
Per Share Operating Performance:
Net asset value, beginning of year	$7.66	$6.25	$15.60	$65.90	$69.25

Net investment income	0.69	0.72	1.95	5.80	8.80
Net realized and unrealized gain (loss) on investment transactions	0.40	1.49	(9.05)	(48.90)	(3.35)

Net increase (decrease) in net asset value resulting from operations	1.09	2.21	(7.10)	(43.10)	5.45

Dividends from net investment income	(0.69)	(0.72)	(1.40)	(6.30)	(8.65)
Return of capital distributions	(0.03)	(0.08)	(0.85)	(0.90)	(0.15)

Total dividends and distributions paid distributions pai	(0.72)	(0.80)	(2.25)	(7.20)	(8.80)

Net asset value, end of year	$8.03	$7.66	$6.25	$15.60	$65.90

Market price, end of year	$7.62	$7.19	$4.95	$17.55	$76.00

Total Investment Return†	17.00%	64.29%	(64.25)%	(72.40)%	(3.26)%

Ratios to Average Net Assets/Supplementary Data:
Net assets, end of year (000s)	$38,829	$37,040	$30,190	$74,539	$303,259
Gross operating expenses	2.51%	2.28%	2.30%	3.73%	3.47%
Interest expense	0.38%	0.49%	0.04%	N/A [1]	N/A [1]
Total expenses	2.89%	2.77%	2.34%	3.73%	3.47%
Net expenses, including fee waivers and reimbursement and excluding interest expense, debt issuance costs an extraordinary expenses	2.36%	1.30%	1.24%	3.56%	3.47%
Net investment income	8.91%	10.10%	22.35%	14.81%	12.89%
Net investment income, excluding the effect of fee waivers and reimbursement	8.75%	9.12%	21.37%	14.64%	12.89%
Portfolio turnover rate	60%	48%	88%	74%	100%

*

By correspondence dated May 27, 2010, the Fund’s independent registered public accounting firm for the fiscal years ended March 31, 2008 and 2007, informed the Fund that it’s audit reports dated May 29, 2008 and May 21, 2007 on the Fund’s financial statements should no longer be relied upon. Based upon the actions of the Fund’s former independent registered public accounting firm, the financial statements and financial highlights for the fiscal years ended March 31, 2008 and 2007 should not be relied upon.

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[1]	Not available. During this period, interest expense was not reported separately from operating expenses.

[2]

The Fund had a 1:5 reverse stock split with ex-dividend and payable dates of August 31, 2009 and September 1, 2009, respectively. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. (See Notes to Financial Statements). The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the Years Ended March 31,	2009	2008 (Unaudited)	2007 (Unaudited)
Net Asset Value (prior to reverse stock split)	$1.25	$3.12	$13.18
Market Price (prior to reverse stock split)	$0.99	$3.51	$15.20

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS MULTI-SECTOR HIGH INCOME FUND, INC.

Financial Highlights

	For the Fiscal Year Ended March 31,
	2011	2010	2009[2]	2008*,2 (Unaudited)	2007*,2 (Unaudited)
Per Share Operating Performance:
Net asset value, beginning of year	$5.38	$4.40	$13.55	$70.50	$72.70

Net investment income	0.49	0.50	1.50	6.40	9.05
Net realized and unrealized gain (loss) on investment transactions	0.29	1.01	(8.35)	(54.35)	(1.80)

Net increase (decrease) in net asset value resulting from operations	0.78	1.51	(6.85)	(47.95)	7.25

Dividends from net investment income	(0.48)	(0.50)	(1.20)	(7.75)	(8.30)
Distributions from net realized gains	—	—	—	(0.35)	(1.15)
Return of capital distributions	—	(0.03)	(1.10)	(0.90)	—

Total dividends and distributions paid	(0.48)	(0.53)	(2.30)	(9.00)	(9.45)

Net asset value, end of year	$5.68	$5.38	$4.40	$13.55	$70.50

Market price, end of year	$5.15	$5.00	$3.55	$16.65	$78.55

Total Investment Return†	13.33%	58.59%	(72.05)%	(72.67)%	10.96%

Ratios to Average Net Assets/Supplementary Data:
Net assets, end of year (000s)	$43,120	$40,852	$33,460	$98,627	$468,879
Gross operating expenses	2.43%	2.23%	2.59%	3.71%	2.83%
Interest expense	0.39%	0.51%	0.06%	N/A [1]	N/A [1]
Total expenses	2.82%	2.74%	2.65%	3.71%	2.83%
Net expenses, including fee waivers and reimbursement and excluding interest expense, debt issuance costs and extraordinary expenses	2.32%	1.30%	1.20%	3.55%	2.83%
Net investment income	9.00%	10.03%	20.53%	15.28%	12.46%
Net investment income, excluding the effect of fee waivers and reimbursement	8.89%	9.10%	19.65%	15.11%	12.46%
Portfolio turnover rate	64%	49%	75%	68%	85%

*

By correspondence dated May 27, 2010, the Fund’s independent registered public accounting firm for the fiscal years ended March 31, 2008 and 2007, informed the Fund that it’s audit reports dated May 29, 2008 and May 21, 2007 on the Fund’s financial statements should no longer be relied upon. Based upon the actions of the Fund’s former independent registered public accounting firm, the financial statements and financial highlights for the fiscal years ended March 31, 2008 and 2007 should not be relied upon.

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[1]	Not available. During this period, interest expense was not reported separately from operating expenses.

[2]

The Fund had a 1:5 reverse stock split with ex-dividend and payable dates of August 31, 2009 and September 1, 2009, respectively. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split (See Notes to Financial Statements). The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the Years/Period Ended March 31,	2009	2008 (Unaudited)	2007 (Unaudited)
Net Asset Value (prior to reverse stock split)	$0.88	$2.71	$14.10
Market Price (prior to reverse stock split)	$0.71	$3.33	$15.71

See Notes to Financial Statements.

2011 Annual Report

HELIOS STRATEGIC INCOME FUND, INC.

Financial Highlights

	For the Fiscal Year Ended March 31,
	2011	2010	2009[2]	2008*,2 (Unaudited)	2007*,2 (Unaudited)
Per Share Operating Performance:
Net asset value, beginning of year	$5.90	$5.05	$14.35	$64.45	$67.70

Net investment income	0.48	0.51	2.20	6.00	8.15
Net realized and unrealized gain (loss) on investment transactions	0.17	1.00	(9.10)	(48.90)	(2.60)

Net increase (decrease) in net asset value resulting from operations	0.65	1.51	(6.90)	(42.90)	5.55

Dividends from net investment income	(0.45)	(0.51)	(1.70)	(6.40)	(8.55)
Return of capital distributions	(0.03)	(0.15)	(0.70)	(0.80)	(0.25)

Total dividends and distributions paid	(0.48)	(0.66)	(2.40)	(7.20)	(8.80)

Net asset value, end of year	$6.07	$5.90	$5.05	$14.35	$64.45

Market price, end of year	$5.31	$5.46	$4.10	$15.90	$74.05

Total Investment Return†	6.24%	51.23%	(65.85)%	(74.01)%	(1.09)%

Ratios to Average Net Assets/Supplementary Data:
Net assets, end of year (000s)	$35,983	$34,970	$29,816	$82,734	$359,230
Gross operating expenses	2.54%	2.34%	2.24%	3.86%	3.50%
Interest expense	0.37%	0.47%	0.21%	N/A [1]	N/A [1]
Total expenses	2.91%	2.81%	2.45%	3.86%	3.50%
Net expenses, including fee waivers and reimbursement and excluding interest expense, debt issuance costs and extraordinary expenses	2.38%	1.30%	1.27%	3.69%	3.50%
Net investment income	7.60%	9.05%	26.85%	15.79%	12.17%
Net investment income, excluding the effect of fee waivers and reimbursement	7.44%	8.02%	25.93%	15.62%	12.17%
Portfolio turnover rate	55%	43%	71%	73%	106%

*

By correspondence dated May 27, 2010, the Fund’s independent registered public accounting firm for the fiscal years ended March 31, 2008 and 2007, informed the Fund that it’s audit reports dated May 29, 2008 and May 21, 2007 on the Fund’s financial statements should no longer be relied upon. Based upon the actions of the Fund’s former independent registered public accounting firm, the financial statements and financial highlights for the fiscal years ended March 31, 2008 and 2007 should not be relied upon.

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[1]	Not available. During this period, interest expense was not reported separately from operating expenses.

[2]

The Fund had a 1:5 reverse stock split with ex-dividend and payable dates of August 31, 2009 and September 1, 2009, respectively. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split (See Notes to Financial Statements). The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the Years Ended March 31,	2009	2008 (Unaudited)	2007 (Unaudited)
Net Asset Value (prior to reverse stock split)	$1.01	$2.87	$12.89
Market Price (prior to reverse stock split)	$0.82	$3.18	$14.81

See Notes to Financial Statements.

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements

March 31, 2011

1. Organization

Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. (each, a “Fund”, and, collectively, the “Funds” or the “Helios Funds”) were organized as separate Maryland corporations on September 7, 2004, April 16, 2003, November 14, 2005 and January 16, 2004, respectively. Each Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company with its own investment objective.

Brookfield Investment Management Inc. (“BIM” or “Advisor”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and serves as investment advisor to the Funds.

Each Fund’s primary investment objective is to seek a high level of current income with capital growth as a secondary investment objective. No assurances can be given that each Fund’s investment objective will be achieved.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the latest price furnished by an independent pricing service or, if not valued by an independent pricing service, using prices obtained from at least two active and reliable market makers in any such security or a broker-dealer. Short-term debt securities with remaining maturities of sixty days or less are valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Advisor’s Valuation Committee, does not represent market value.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last quoted price as of the close of business on the valuation date. Equity securities for which no sales were reported for that date are valued at “fair value” as determined in good faith by the Advisor’s Valuation Committee. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Advisor, those securities will be valued at “fair value” as determined in good faith by the Advisor’s Valuation Committee using procedures adopted by and under the supervision of each Fund’s Board of Directors. There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate a Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of each Fund. A Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and

2011 Annual Report

HELIOS FUNDS

Notes to Financial Statements

March 31, 2011

demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Funds adopted updated provisions surrounding fair value measurements and disclosures effective June 30, 2010. This update applies to the Funds’ disclosures about transfers in and out of Level 1 and Level 2 of the fair value hierarchy.

The Funds have established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 -	quoted prices in active markets for identical investments
•	Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 -	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2011 in valuing the Funds’ investments carried at fair value:

Helios Advantage Income Fund, Inc.

Valuation Inputs	Investment Grade Corporate Bonds	High Yield Corporate Bonds	Term Loans	Common Stocks	Total
Level 1 — Quoted Prices	$—	$—	$—	$563,692	$563,692
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	2,103,307	42,376,234	—	—	44,479,541
Level 3 — Significant Unobservable Inputs	—	31,193,500	291,584	—	31,485,084

Total	$2,103,307	$73,569,734	$291,584	$563,692	$76,528,317

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements

March 31, 2011

Helios High Income Fund, Inc.

Valuation Inputs	Investment Grade Corporate Bonds	High Yield Corporate Bonds	Term Loans	Common Stocks	Total
Level 1 — Quoted Prices	$—	$—	$—	$418,483	$418,483
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	1,226,531	32,027,423	—	—	33,253,954
Level 3 — Significant Unobservable Inputs	—	20,909,956	229,102	—	21,139,058

Total	$1,226,531	$52,937,379	$229,102	$418,483	$54,811,495

Helios Multi-Sector High Income Fund, Inc.

Valuation Inputs	Investment Grade Corporate Bonds	High Yield Corporate Bonds	Term Loans	Common Stocks	Total
Level 1 — Quoted Prices	$—	$—	$—	$467,385	$467,385
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	1,001,250	35,898,704	—	—	36,899,954
Level 3 — Significant Unobservable Inputs	—	23,513,374	249,929	—	23,763,303

Total	$1,001,250	$59,412,078	$249,929	$467,385	$61,130,642

Helios Strategic Income Fund, Inc.

Valuation Inputs	Commercial Mortgage- Backed Securities	Investment Grade Corporate Bonds	High Yield Corporate Bonds	Term Loans	Common Stocks	Total
Level 1 — Quoted Prices	$—	$—	$—	$—	$2,136,043	$2,136,043
Level 2 — Quoted Prices in Inactive Markets or Other Significant Observable Inputs	—	11,051,689	17,110,174	—	—	28,161,863
Level 3 — Significant Unobservable Inputs	4,799,663	—	14,795,090	208,275	—	19,803,028

Total	$4,799,663	$11,051,689	$31,905,264	$208,275	$2,136,043	$50,100,934

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Helios Advantage Income Fund, Inc.

Investments in Securities	High Yield Corporate Bonds	Term Loans	Total
Balance as of March 31, 2010	$18,569,635	$—	$18,569,635
Accrued Discounts (Premiums)	135,606	12,115	147,721
Realized Gain/(Loss)	371,061	(4,761)	366,300
Change in Unrealized Appreciation (Depreciation)	561,114	(1,093)	560,021
Net Purchases (Sales)	10,314,259	285,323	10,599,582
Transfers into Level 3	1,859,325	—	1,859,325	(a)
Transfers out of Level 3	(617,500)	—	(617,500	)(a)

Balance as of March 31, 2011	$31,193,500	$291,584	$31,485,084

Change in unrealized gains or losses relating to assets still held at reporting date	$1,070,338	$(1,093)	$1,069,245

2011 Annual Report

HELIOS FUNDS

Notes to Financial Statements

March 31, 2011

Helios High Income Fund, Inc.

Investments in Securities	High Yield Corporate Bonds	Term Loans	Total
Balance as of March 31, 2010	$13,882,594	$—	$13,882,594
Accrued Discounts (Premiums)	111,577	9,519	121,096
Realized Gain/(Loss)	316,394	(3,741)	312,653
Change in Unrealized Appreciation (Depreciation)	188,993	(858)	188,135
Net Purchases (Sales)	5,842,773	224,182	6,066,955
Transfers into Level 3	1,018,875	—	1,018,875	(a)
Transfers out of Level 3	(451,250)	—	(451,250	)(a)

Balance as of March 31, 2011	$20,909,956	$229,102	$21,139,058

Change in unrealized gains or losses relating to assets still held at reporting date	$632,157	$(858)	$631,299

Helios Multi-Sector High Income Fund, Inc.

Investments in Securities	High Yield Corporate Bonds	Term Loans	Total
Balance as of March 31, 2010	$14,519,190	$—	$14,519,190
Accrued Discounts (Premiums)	120,108	10,384	130,492
Realized Gain/(Loss)	284,762	(4,081)	280,681
Change in Unrealized Appreciation (Depreciation)	281,881	(936)	280,945
Net Purchases (Sales)	7,676,495	244,562	7,921,057
Transfers into Level 3	1,129,688	—	1,129,688	(a)
Transfers out of Level 3	(498,750)	—	(498,750	)(a)

Balance as of March 31, 2011	$23,513,374	$249,929	$23,763,303

Change in unrealized gains or losses relating to assets still held at reporting date	$752,151	$(936)	$751,215

Helios Strategic Income Fund, Inc.

Investments in Securities	Commercial Mortgage- Backed Securities	High Yield Corporate Bonds	Term Loans	Total
Balance as of March 31, 2010	$—	$11,418,579	$—	$11,418,579
Accrued Discounts (Premiums)	(7,628)	124,343	8,654	125,369
Realized Gain/(Loss)	—	213,045	(3,401)	209,644
Change in Unrealized Appreciation (Depreciation)	(96,635)	120,247	(780)	22,832
Net Purchases (Sales)	4,903,926	2,507,001	203,802	7,614,729
Transfers into Level 3	—	839,375	—	839,375	(a)
Transfers out of Level 3	—	(427,500)	—	(427,500	)(a)

Balance as of March 31, 2011	$4,799,663	$14,795,090	$208,275	$19,803,028

Change in unrealized gains or losses relating to assets still held at reporting date	$(96,635)	$402,037	$(780)	$304,622

(a)	Transferred due to an increase/decrease of observable market data for these securities.

For the fiscal year ended March 31, 2011, there was no significant security transfer activity between Level 1 and Level 2.

Brookfield Investment Management Inc.

HELIOS FUNDS

Notes to Financial Statements

March 31, 2011

Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively on a daily basis, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.

Taxes: Each Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no federal income or excise tax provision is required. Each Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in deferred tax liability; or a combination thereof. As of March 31, 2011, the Funds have determined that there are no uncertain tax positions or tax liabilities required to be accrued.

The Funds have reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of March 31, 2011, open taxable years consisted of the taxable years ended March 31, 2008 through March 31, 2011. No examination of any of the Funds’ tax returns is currently in progress.

Expenses: Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to more than one Fund are allocated among the respective Funds based upon relative net assets.

Dividends and Distributions: Each Fund declares and pays dividends monthly from net investment income. To the extent that these distributions exceed net investment income, they may be classified as return of capital. Each Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of each Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by each Fund for financial reporting purposes. These differences which could be temporary or permanent in nature may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.

When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Cash Flow Information: Each Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statements of

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Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statements of Cash Flows. Cash, as used in the Statements of Cash Flows, is the amount reported as “Cash” in the Statements of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

3. Risks of Investing in Asset-Backed Securities and Below-Investment Grade Securities

The value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of the underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

The Funds have investments in below-investment grade debt securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, the Funds would experience a reduction in their income, a decline in the market value of the securities so affected and a decline in the NAV of their shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers frequently experience financial stress that could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of below-investment grade debt securities generally are less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.

Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Funds may be required to bear certain extraordinary expenses in order to protect and recover their investments in certain distressed securities. Therefore, to the extent the Funds seek capital growth through investment in such securities, the Funds’ ability to achieve current income for its stockholders may be diminished. The Funds also are subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Funds, there can be no assurance that the securities or other assets received by the Funds in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Funds upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Funds’ participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Funds may be restricted from disposing of distressed securities.

4. Investment Advisory Agreements and Affiliated Transactions

Each Fund has entered into a separate Investment Advisory Agreement (the “Advisory Agreements”) with the Advisor under which the Advisor is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. The Advisory Agreements provide, among other things, that the Advisor will bear all expenses of its employees and overhead incurred in connection with the performance of its duties under the Advisory Agreements, and will

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pay all salaries of the Funds’ directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Advisor. The Advisory Agreements provide that each Fund shall pay the Advisor a monthly fee for its services at an annual rate of 0.65% of each Fund’s average daily total assets minus liabilities (other than aggregate indebtedness entered into for purposes of leverage).

Each Fund entered into a separate expense limitation agreement (the “Expense Limitation Agreements”) under which the Advisor contractually agreed to waive its fees and/or reimburse each Fund for its expenses to the extent necessary to ensure each Fund’s annual operating expenses (excluding brokerage, interest expenses and taxes, and acquired fund fees and expenses) do not exceed 1.30% of average annual net assets of each Fund. The Expense Limitation Agreements terminated effective July 29, 2010. Pursuant to the Expense Limitation Agreements, the Advisor retains its right to receive reimbursement of any payments made by it, or to recoup any fees waived by it during the prior three fiscal years, provided that after giving effect to such repayment or recoupment, such adjusted total annual operating expenses (expressed as a percentage of average net assets) for each Fund would not exceed the percentage limitations listed above.

The amount of investment advisory fees waived and expenses reimbursed available to be recouped and the year of expiration for each Fund are listed in the table below:

Fund	March 31, 2012	March 31, 2013	Up to July 29, 2013
Helios Advantage Income Fund, Inc.	$314,001	$374,959	$32,427
Helios High Income Fund, Inc.	283,797	337,154	58,511
Helios Multi-Sector High Income Fund, Inc.	337,309	353,979	44,492
Helios Strategic Income Fund, Inc.	304,331	341,483	57,099

During the fiscal year ended March 31, 2011, the Advisor earned the following in investment advisory fees under the Advisory Agreements. Further, under the Expense Limitation Agreements, the Advisor was required to waive its investment advisory fees and/or reimburse the following costs to the Funds:

Fund	Investment Advisory Fees	Waiver and/or Expense Reimbursement
Helios Advantage Income Fund, Inc.	$457,661	$(32,427)
Helios High Income Fund, Inc.	335,817	(58,511)
Helios Multi-Sector High Income Fund, Inc.	375,440	(44,492)
Helios Strategic Income Fund, Inc.	312,945	(57,099)

	$1,481,863	$(192,529)

The Funds have entered into an Administration Agreement with the Advisor. The Advisor entered into a sub-administration agreement with State Street Bank and Trust Company (the “Sub-Administrator”). The Advisor and Sub-Administrator perform administrative services necessary for the operation of the Funds, including maintaining certain books and records of the Funds and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Funds with administrative office facilities. For these services, each Fund pays to the Advisor a monthly fee at an annual rate of 0.15% of each Fund’s average daily total assets minus liabilities (other than the aggregate indebtedness entered into for purposes of leverage). The Advisor is responsible for any fees due the Sub-Administrator.

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During the fiscal year ended March 31, 2011, the Advisor earned the following in Administration fees:

Fund	Administration Fee
Helios Advantage Income Fund, Inc.	$105,614
Helios High Income Fund, Inc.	77,496
Helios Multi-Sector High Income Fund, Inc.	86,640
Helios Strategic Income Fund, Inc.	72,218

$341,968

Certain officers and/or directors of the Funds are officers and/or directors of the Advisor.

5. Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities and U.S. Government securities, for the fiscal year ended March 31, 2011 were as follows:

Fund	Purchases	Sales
Helios Advantage Income Fund, Inc.	$49,774,107	$42,067,955
Helios High Income Fund, Inc.	34,882,309	30,117,330
Helios Multi-Sector High Income Fund, Inc.	40,726,646	35,804,694
Helios Strategic Income Fund, Inc.	29,593,071	25,903,150

For the fiscal year ended March 31, 2011 there were no transactions in U.S. Government securities.

6. Borrowings

Reverse Repurchase Agreements: Each Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by each Fund unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest).

A reverse repurchase agreement involves the risk that the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its Trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

The Funds stopped utilizing reverse repurchase agreements on March 23, 2011.

The average daily balances of reverse repurchase agreements outstanding during the period April 1, 2010 through March 23, 2011, was approximately $19,187,560, $14,081,317, $16,130,254 and $12,745,607 at a weighted average interest rate of 0.95%, 0.96%, 0.96% and 0.98% for Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc., and Helios Strategic Income Fund, Inc., respectively.

The maximum amount of reverse repurchase agreements outstanding at any time during the period April 1, 2010 through March 23, 2011, was $24,220,526, $18,317,395, $20,449,979 and $15,712,436, which was 30.63%,

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32.63%, 32.92% and 30.79% of total assets for Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc., and Helios Strategic Income Fund, Inc., respectively.

Margin Loans: Effective March 21, 2011, the Funds established a line of credit with BNP Paribas for investment purposes subject to the limitations of the 1940 Act for borrowings by mutual funds. Each Fund pays interest in the amount of 0.80% on the total line of credit amount available plus the 3-month London Interbank Offered Rate on the amount outstanding. For the fiscal year ended March 31, 2011, the average interest rate paid under the line of credit was 1.11% for each of the Funds.

	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi-Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Total line of credit amount available	$27,000,000	$19,000,000	$22,000,000	$18,000,000
Line of credit outstanding at March 31, 2011	22,200,000	16,900,000	19,150,000	14,950,000
Line of credit amount unused at March 31, 2011	4,800,000	2,100,000	2,850,000	3,050,000
Average balance outstanding during the year	20,525,000	15,740,000	17,960,000	13,620,000
Interest expense incurred on line of credit during the year	7,756	5,568	6,425	5,165

7. Reverse Stock Split

Effective September 1, 2009, each Fund effected a 1 for 5 reverse stock split for its respective shares. All share transactions in capital stock and per share data prior to September 1, 2009, have been restated to give effect to the reverse stock split. The reverse stock split had no impact on the overall value of a stockholder’s investment in each Fund.

8. Capital Stock

Each Fund is authorized to issue 1,000,000,000 shares of capital stock with a par value of $0.0001 per share. The Funds’ Boards of Directors are authorized to classify and reclassify any unissued shares of capital stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions or limitations as to dividends or terms and conditions of redemption of such shares by the Funds. The common shares have no preemptive, conversion, exchange or redemption rights. All common shares have equal voting, dividend, distribution and liquidation rights. The common shares, when issued, will be fully paid and non-assessable. Common stockholders are entitled to one vote per share and all voting rights for the election of directors are non-cumulative. The Funds have no present intentions of offering additional shares, except as described in the Dividend Reinvestment Plan on page 74.

9. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid for the fiscal year ended March 31, 2011 were as follows:

	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi-Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Ordinary income(1)	$4,706,314	$3,337,932	$3,642,498	$2,668,637
Return of capital	—	144,192	—	148,303

Total distributions	$4,706,314	$3,482,124	$3,642,498	$2,816,940

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The tax character of distributions paid for the fiscal year ended March 31, 2010 were as follows:

	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi-Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Ordinary income(1)	$4,573,251	$3,466,134	$3,803,558	$2,973,090
Return of capital	623,304	378,712	217,600	903,507

	$5,196,555	$3,844,846	$4,021,158	$3,876,597

(1)	For tax purposes, short-term capital gain distributions are considered to be ordinary income distributions.

At March 31, 2011, each Fund’s most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

	Helios Advantage Income Fund, Inc.	Helios High Income Fund, Inc.	Helios Multi-Sector High Income Fund, Inc.	Helios Strategic Income Fund, Inc.
Undistributed ordinary income	$121,346	$—	$91,230	$—
Capital loss carryforward(1)	(404,213,375)	(302,873,154)	(454,081,864)	(368,005,555)
Unrealized appreciation	3,675,771	3,689,267	3,276,266	1,834,387

	$(400,416,258)	$(299,183,887)	$(450,714,368)	$(366,171,168)

(1)	To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

As of March 31, 2011, the Funds’ capital loss carryforwards were as follows:

Fund	Expiring in 2014	Expiring in 2015	Expiring in 2016	Expiring in 2017	Expiring in 2018
Helios Advantage Income Fund, Inc.	$—	$—	$57,508,493	$175,931,140	$170,773,742
Helios High Income Fund, Inc.	—	—	45,844,084	130,227,458	126,801,612
Helios Multi-Sector High Income Fund, Inc.	—	—	65,482,334	205,725,325	182,874,205
Helios Strategic Income Fund, Inc.	3,876,323	193,592	59,889,208	152,878,553	151,167,879

Federal Income Tax Basis: The federal income tax basis of the Funds’ investments at March 31, 2011 was as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Helios Advantage Income Fund, Inc.	$72,852,546	$5,577,573	$(1,901,802)	$3,675,771
Helios High Income Fund, Inc.	51,122,228	4,025,581	(336,314)	3,689,267
Helios Multi-Sector High Income Fund, Inc	57,854,376	4,348,202	(1,071,936)	3,276,266
Helios Strategic Income Fund, Inc.	48,266,547	3,645,256	(1,810,869)	1,834,387

Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for wash sales and return of capital. Permanent book and tax differences, if any, relating to stockholder distributions will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share.

10. Indemnification

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for indemnification. The Funds’ maximum

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exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Funds. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time.

11. New Accounting Pronouncements

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 clarifies existing disclosures and requires additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required. Management is currently evaluating the impact ASU No. 2010-06 will have on the Funds’ financial statement disclosures.

12. Pending Litigation

Beginning in late 2007, lawsuits were filed in state and federal courts in Tennessee, Alabama, Arkansas, Indiana, Mississippi, Louisiana, New York and Texas relating to certain fixed income funds managed by the Advisor, including the Funds. Certain of the cases were filed as putative class actions on behalf of investors who purchased shares of the Funds from December 2004 through February 2008 and other cases were filed as actions on behalf of one or more individuals or trusts. The complaints name various entities and individuals as defendants including, among others, the Funds, the former advisor, Morgan Asset Management, Inc. (“MAM”), Morgan Keegan & Company, Inc. (“Morgan Keegan”), Regions Financial Corporation and several affiliates (“Regions”), certain former directors and former officers of the Funds and the Funds’ former portfolio managers. The complaints generally allege that the defendants misrepresented or failed to disclose material facts relating to portfolio composition, fair valuation, liquidity and risk in Fund registration statements and other documents. The plaintiffs seek damages in amounts to be determined at trial and reasonable costs and, in some cases, attorneys’ fees. Each of the cases is at a preliminary stage. An answer was filed in a state court case, Burke v. Citigroup Global Markets, Inc. pending in the circuit court of Jefferson County, Alabama, on behalf of Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. Other than the Burke case and the motions to dismiss filed in the derivative action discussed below, no responses to the complaints have been filed in the actions pending against the Funds, and no classes have been certified in any of the putative class actions filed against the Funds.

On March 13, 2008, a derivative action was filed in the United States District Court for the Western District of Tennessee seeking damages on behalf of Helios Multi-Sector High Income Fund, Inc. against MAM and certain former directors of the Fund. The complaint in this action alleged, among other things, that defendants MAM and certain former directors of the Fund breached their fiduciary duties and mismanaged the Fund in connection with portfolio composition, fair valuation, liquidity, risk management and disclosure. The complaint sought damages in an amount to be determined at trial and reasonable costs and attorneys’ fees. Motions to dismiss the complaint were filed by the respective defendants. The Board of the Fund is currently undertaking an investigation of the underlying allegations in the complaint to determine whether pursuit of such claims is in the best interest of the Fund. The Fund moved to dismiss the action without prejudice, or alternatively, to stay the action pending the completion of the Board’s investigation of the underlying allegations and its determination as to proceeding on behalf of the Fund. On March 10, 2010, the court granted the defendants’ motions to dismiss and dismissed the action without prejudice to the Fund’s right to seek remuneration for any perceived wrongs on the completion of its Board’s investigation.

Subsequently, on March 18, 2010, four derivative actions were filed on behalf of each of the Funds. The complaints in these actions allege, among other things, that defendants MAM, and certain former officers and directors of the Funds breached their fiduciary duties and mismanaged the Funds in connection with portfolio composition, fair valuation, liquidity, risk management and disclosure. The complaints seek equitable relief,

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damages in an amount to be determined at trial and reasonable costs and attorneys’ fees. The proceedings are at a preliminary stage. On November 5, 2010, the Court granted plaintiff’s unopposed motion for consolidation of these actions and on December 6, 2010, plaintiffs filed a consolidated amended complaint. The Boards of the Funds have undertaken an investigation of the underlying allegations in the consolidated amended complaint to determine whether pursuit of such claims is in the best interest of the Funds. On January 24, 2011, the Funds filed a motion for a stay of the action pending the completion of the Boards’ investigation or, in the alternative, until April 6, 2011. Also on January 24, 2011, the non-fund defendants filed motions to dismiss the consolidated amended complaint. On February 9 2011, the Court granted the Funds’ motion and stayed the case until April 6, 2011. On April 6, 2011, the Funds and derivative plaintiffs filed a joint, unopposed motion for a sixty-day extension of the stay of the case to facilitate their discussion of a possible resolution of the issues in this action. The Court granted this motion on April 8, 2011, and the case is currently stayed until June 6, 2011.

Claims substantially similar to those described above have been made in lawsuits filed in the United States Federal and state courts concerning certain open-end funds formerly managed by the Advisor. Motions to dismiss the open-end derivative and open-end class actions were filed by the respective defendants. The open-end fund defendants moved to dismiss the open-end derivative action without prejudice, or alternatively, to stay such action pending the completion of the Board investigation described above. On September 24, 2010, the Court denied defendants’ motions to dismiss but granted a stay of the action pending receipt by October 25, 2010 of a report by the Board regarding the status of its investigation; on October 22, 2010, the Board filed a status report, and requested that the stay be extended until November 30, 2010. The open-end fund defendants separately moved to dismiss the open-end class actions for failure to state a claim. On September 30, 2010, the Court issued an order granting in part and denying in part defendants’ motions to dismiss. Defendants’ time to answer the surviving claims was extended until November 30, 2010. On November 30, 2010, the open-end funds filed an additional status report in the open-end derivative action, including a proposed memorandum of understanding between the open-end funds and derivative plaintiffs regarding the resolution of some of the issues in the open-end derivative and class actions and the realignment of the open-end funds as plaintiffs in the open-end derivative action (the “MOU”). The open-end funds and derivative plaintiffs also filed a motion for an extension of the stay to facilitate the steps necessary to seek approval of the MOU and the proposed settlement. On December 10, 2010, the Court granted the joint motion and stayed the action until April 6, 2011. On December 16, 2010, the Court entered a scheduling order in the open-end class action that gave plaintiffs until April 6, 2011 to file the necessary motions seeking approval of the proposed partial settlement. On March 14, 2011, the open-end funds and derivative plaintiffs filed a joint motion for preliminary approval of the proposed partial settlement and approval of notice to the settlement class members in the open-end class action. Briefing relating to these motions is ongoing.

On September 23, 2008, most of the cases pending in federal court in the Western District of Tennessee in which the Funds are defendants, and other cases pending in that court involving the same or similar claims against other defendants, were consolidated into a single proceeding encaptioned In re Regions Morgan Keegan Closed End Fund Litigation. On December 15, 2010, the Court entered an order appointing lead plaintiffs and lead counsel and consolidating the various actions in this proceeding. On February 22, 2011, plaintiffs filed a consolidated amended class action complaint in this proceeding. On April 13, 2011, the Funds filed a motion to dismiss the consolidated amended complaint with prejudice. The non-Fund defendants filed separate motions to dismiss the consolidated amended complaint on April 13, 2011.

On February 12, 2009, the Judicial Panel on Multidistrict Litigation (“Judicial Panel”) issued an order transferring related actions pending in other federal courts to the United States District Court for the Western District of Tennessee and directing that the transferred cases be coordinated or consolidated with the above-described actions relating to the Funds (the “MDL proceeding”).

On June 18 and June 23, 2010, respectively, two actions were filed in the Northern District of Alabama against Morgan Keegan, MK Holding, Inc., the Funds, and certain other defendants. These complaints generally allege that the defendants misrepresented or failed to disclose material facts relating to portfolio composition, fair valuation, liquidity and risk in Fund prospectuses and registration statements. The plaintiffs seek damages in

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amounts to be determined at trial and attorneys’ fees. On July 28, 2010, joint motions were filed by plaintiffs, Morgan Keegan and MK Holding, Inc. in these proceedings for temporary stays pending transfer to the Western District of Tennessee for consolidated or coordinated pretrial proceedings as part of the MDL proceeding.

On July 12, 2010, a putative class action was filed in the Western District of Tennessee against MAM, Morgan Keegan, Regions, MK Holding, Inc., the Funds, and certain other defendants. The action purports to assert claims under the Employee Retirement Income Security Act of 1974 (“ERISA”), on behalf of all ERISA plans for which Regions Bank serves or served as trustee, custodian or agent that owned or held shares of certain investment funds, which are subject of the multidistrict litigation discussed above. The Funds, together with certain open-end funds formerly managed by the Advisor, are sued as Nonfiduciary Parties in Interest, and are alleged to be liable, and subject to equitable remedies, for allegedly knowingly participating in breaches of ERISA fiduciary duties by other defendants, or wrongfully obtaining or receiving assets from the Regions ERISA Trusts. Plaintiffs also allege that the Funds are liable for the conduct of certain other defendants who allegedly acted as agents of the Funds. The action seeks equitable remedies, including a constructive trust and/or restitution of assets allegedly wrongfully obtained or received, as well as fees, profits, bonuses, dividends or other remuneration, together with damages in an amount to be determined at trial and reasonable costs and attorneys’ fees. On September 9, 2010, the non-Fund defendants filed a motion to consolidate this action with other ERISA cases in which the Funds are not named as defendants. The Court has not ruled on this motion.

No estimate of the effect, if any, of these lawsuits on the Funds can be made at this time.

13. Settlement of Interpleader Action

Helios Advantage Income Fund, Inc. is the holder of certain 2000-1 Class C Notes issued by the NextCard Credit Card Master Note Trust (the “NextCard Trust”) in one of a series of securitization transactions with NextBank, N.A. (“NextBank”). The NextCard Trust held credit card receivables sold to it by NextBank and in order to issue notes to finance the purchase of such receivables. The notes were asset-backed, pass-through notes under which the timing and amounts of payment was initially dependent on collections, and eventually on each series of notes reaching their stated maturity dates. NextBank, which issued credit cards over the internet, was placed into receivership by the FDIC on February 7, 2002.

After years of litigating in Federal District Court in Washington, D.C. whether NextBank’s receivership triggered a “redemption event” under the securitization agreements, the right to the remaining funds held by the NextCard Trust, which are currently believed to be in excess of $50.0 million, shifted to New York after the Indenture Trustee brought an interpleader action. The FDIC, in its statutory capacity as receiver, and various note holders (including Helios Advantage Income Fund, Inc.) asserted mutually exclusive claims to the NextCard Trust’s remaining funds.

By decision dated February 24, 2009, the United States District Court for the Southern District of New York granted summary judgment in the note holders’ favor. The FDIC appealed this ruling to the Court of Appeals for the Second Circuit, which held oral argument on March 4, 2010. On June 1, 2010 the United States Court of Appeals for the Second Circuit issued its opinion affirming the District Court’s decision.

On October 6, 2010 Helios Advantage Income Fund, Inc. received $81,415 for reimbursement of legal expenses in connection with the settlement of which $67,566 was incurred in prior periods. On October 25, 2010, the Fund received a settlement payment of $3,361,170 which equated to $0.51 per share. This payment included $168,058 of interest. Subsequently the Fund has received additional payments amounting to $206,976 of which $10,444 were deemed to be interest. The interest and reimbursement amounts referenced above are aggregated and shown in the Statement of Operations under Other Income.

14. Subsequent Events

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For

2011 Annual Report

HELIOS FUNDS

Notes to Financial Statements

March 31, 2011

non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds’ are required to disclose the nature of the event as well as an estimate of their financial effect, or a statement that such an estimate cannot be made.

Dividends: The Funds’ Boards of Directors declared the following monthly dividends:

Fund	Dividend Per Share	Record Date	Payable Date
Helios Advantage Income Fund, Inc.	$0.060	April 15, 2011	April 28, 2011
Helios High Income Fund, Inc.	$0.060	April 15, 2011	April 28, 2011
Helios Multi-Sector High Income Fund, Inc.	$0.040	April 15, 2011	April 28, 2011
Helios Strategic Income Fund, Inc.	$0.035	April 15, 2011	April 28, 2011

Fund	Dividend Per Share	Record Date	Payable Date
Helios Advantage Income Fund, Inc.	$0.060	May 20, 2011	May 26, 2011
Helios High Income Fund, Inc.	$0.060	May 20, 2011	May 26, 2011
Helios Multi-Sector High Income Fund, Inc.	$0.040	May 20, 2011	May 26, 2011
Helios Strategic Income Fund, Inc.	$0.035	May 20, 2011	May 26, 2011

Management has evaluated subsequent events in the preparation of the Funds’ financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.

Brookfield Investment Management Inc.

Report of the Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of

Helios Advantage Income Fund, Inc.

Helios High Income Fund, Inc.

Helios Multi-Sector High Income Fund, Inc. and

Helios Strategic Income Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. as of March 31, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits. We were not engaged to audit nor have we audited the financial highlights for each of the years presented in the two-year period ended March 31, 2008. Accordingly, we express no opinion or any other form of assurance on the financial highlights for each of the years in the two-year period ended March 31, 2008.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. as of March 31, 2011, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

May 26, 2011

2011 Annual Report

HELIOS FUNDS

Tax Information (Unaudited)

March 31, 2011

For the fiscal year ended March 31, 2011, 0.00%, 4.14%, 0.00% and 5.26% of the distributions to stockholders declared from net investment income for the Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc., respectively, were reclassified as return of capital and are reflected as such in each Fund’s Statement of Changes and Financial Highlights.

Brookfield Investment Management Inc.

HELIOS FUNDS

Compliance Certifications (Unaudited)

March 31, 2011

On September 30, 2010, the Funds submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Funds’ principal executive officer certified that he was not aware, as of that date, of any violation by the Funds of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Funds’ principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Funds’ disclosure controls and procedures and internal control over financial reporting, as applicable.

2011 Annual Report

HELIOS FUNDS

Information Concerning Directors and Officers (Unaudited)

Directors of the Funds

The following tables provide information concerning the directors and officers of Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc. and Helios Strategic Income Fund, Inc. (the “Funds”).

Name, Address and Age	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Disinterested Directors
Class I Directors to serve until 2012 Annual Meeting of Stockholders:

Stuart A. McFarland c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York, 10281-1010 Age 64	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected since July 2008	Director/Trustee of several investment companies advised by the Advisor (2006-Present); Director of Brandywine Funds (2003-Present); Director of New Castle Investment Corp. (2000-Present); Chairman and Chief Executive Officer of Federal City Bancorp, Inc. (2005-2007); Managing Partner of Federal City Capital Advisors (1997-Present).	7

Disinterested Director
Class II Director to serve until 2013 Annual Meeting of Stockholders:

Rodman L. Drake c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York, 10281-1010 Age 68	Director and Chairman of the Board, Member of the Audit Committee, Chairman of Nominating and Compensation Committee Elected since July 2008	Chairman (since 2003) and Director/Trustee of several investment companies advised by the Advisor (1989-Present); Director and/or Lead Director of Crystal River Capital, Inc. (2005-2010); Chairman of the board (2005-2010); Interim President and Chief Executive Officer of Crystal River Capital, Inc. (2009-2010); Director of Celgene Corporation (2006-Present); Director of Student Loan Corporation (2005-Present); Director of Apex Silver Mines Limited (2007-2009); General Partner of Resource Capital Fund II & III CIP L.P. (1998-2006); Co-founder, Baringo Capital LLC (2002-Present); Director of Jackson Hewitt Tax Services Inc. (2004-Present); Director of Animal Medical Center (2002-Present); Director and/or Lead Director of Parsons Brinckerhoff, Inc. (1995-2008); Trustee and Chairman of Excelsior Funds (1994-2007); Trustee of Columbia Atlantic Funds (2007-2009); Chairman of Columbia Atlantic Funds (2009-Present).	7

Diana H. Hamilton c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York, 10281-1010 Age 54	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected since September 2009	Director/Trustee of several investment companies advised by the Advisor (2004-Present); President, Sycamore Advisors, LLC, a municipal finance advisory firm (2004-Present).	7

Brookfield Investment Management Inc.

HELIOS FUNDS

Information Concerning Directors and Officers (Unaudited)

Directors of the Funds (continued)

Name, Address and Age	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Disinterested Director
Class III Director to serve until 2011 Annual Meeting of Stockholders:

Louis P. Salvatore c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York, 10281-1010 Age 64	Director, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Elected since July 2008	Director/Trustee of several investment companies advised by the Advisor (2005-Present); Director of Crystal River Capital, Inc. (2005-2010); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-Present); Employee of Arthur Andersen LLP (2002-Present).	7

2011 Annual Report

HELIOS FUNDS

Information Concerning Directors and Officers (Unaudited)

Officers of the Funds

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Kim G. Redding* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York, 10281-1010 Age 55	President	Elected Annually Since February 2010	President of several investment companies advised by the Advisor (February 2010-Present); Chief Executive Officer and Chief Investment Officer of the Advisor (February 2010-Present); Director, Brookfield Investment Management (UK) Limited (March 2011-Present); Director and Chairman of the Board of Directors, Brookfield Investment Management (Canada) Inc. (January 2011-Present); Co-Chief Executive Officer and Chief Investment Officer of the Advisor (October 2009-February 2010); Founder and Chief Executive Officer of Brookfield Redding LLC (2001-2009); Founder and Chief Executive Officer of Brookfield Redding LLC (2001-2009).

Dana E. Erikson* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York, 10281-1010 Age 45	Vice President	Elected Annually Since July 2008	Senior Portfolio Manager/Managing Director of the Advisor (2006-Present); Vice President of several investment company advised by the Advisor (July 2008-Present).

Richard M. Cryan c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 55	Vice President	Elected Annually Since May 2011	Vice President of several investment companies advised by the Advisor (May 2011-present); Senior Portfolio Manager of the Advisor (2006-Present); Managing Director of the Advisor (2006-Present).

Mark Shipley c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 39	Vice President	Elected Annually Since May 2011	Vice President of several investment companies advised by the Advisor (May 2011-present); Portfolio Manager of the Advisor (2011-Present); Managing Director of the Advisor (2011-Present); Director of the Advisor (2006-2010); Analyst of the Advisor (2006-2010).

Steven M. Pires* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York, 10281-1010 Age 54	Treasurer	Elected Annually Since April 2009	Treasurer of several investment companies advised by the Advisor (April 2009-Present); Vice President of Brookfield Operations and Management Services LLC (2008-Present); Assistant Vice President of Managers Investment Group LLC (2004-2008).

Brookfield Investment Management Inc.

HELIOS FUNDS

Information Concerning Directors and Officers (Unaudited)

Officers of the Funds (continued)

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Jonathan C. Tyras* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 42	Secretary	Elected Annually Since March 2009	Managing Director and Chief Financial Officer of the Advisor (2010-Present), Director of the Advisor (2006-2010); General Counsel and Secretary of the Advisor (2006-Present); Vice President and General Counsel (2006-Present) and Secretary (2007-Present) of Crystal River Capital, Inc.; Secretary of several investment companies advised by the Advisor (2006-Present); Chief Financial Officer of Brookfield Investment Management (UK) Limited (March 2011-Present): Chief Financial Officer of Brookfield Investment Management (Canada) Inc. (January 2011-Present).

Seth Gelman* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 35	Chief Compliance Officer (“CCO”)	Elected Annually Since May 2009	CCO of several investment companies advised by the Advisor (May 2009-Present); Director and CCO of the Advisor (May 2009-Present); Vice President, Oppenheimer Funds, Inc. (2004-May 2009).

Lily Tjioe* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 32	Assistant Secretary	Elected Annually Since September 2009	Assistant Secretary (September 2009-Present) and Interim CCO (March-May 2009) of several investment companies advised by the Advisor. Vice President (2010-Present), Assistant Vice President (2009-2010) and Associate (2007-2009) of the Advisor; Juris Doctor, Boston University School of Law (2004-2007).

*	Interested person as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Brookfield Investment Management Inc., Advisor of the Helios Funds.

The Funds’ Statement of Additional Information includes additional information about the directors and is available, without charge, upon request by calling 1-800-497-3746.

2011 Annual Report

HELIOS FUNDS

Dividend Reinvestment Plan (Unaudited)

The Funds offer a dividend reinvestment plan (the “Plan”) pursuant to which stockholders, unless they elect otherwise, automatically have dividends and other distributions reinvested in common shares of the Fund by Computershare Trust Company, N.A. and Computershare Shareholder Services, Inc. (together, the “Plan Agent”). Stockholders who elect not to participate in the Plan receive all distributions in cash paid by wire or check mailed directly to the recordholder by the Plan Agent.

How the Plan Works

After a Fund declares a dividend or determines to make other distributions, the Plan Agent will acquire shares for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of newly-issued shares of the Fund or (ii) by open-market purchases as follows:

•

If, on the payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions, the Plan Agent will invest the distribution amount in newly-issued shares on behalf of the participants. The number of newly-issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the distribution will be divided by 95% of the market price on the payment date. Because common shares may be issued at less than their market price, Plan participants may get a benefit that non-participants do not.

•

If, on the payment date, the NAV is greater than the market value per share plus estimated brokerage commissions, the Plan Agent will invest the distribution amount in shares acquired on behalf of the participants in open-market purchases, which may be made on the New York Stock Exchange (“NYSE”), in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. It is possible that the market price for the shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share the Plan Agent pays may exceed the market price thereof on the payment date. If the market price per share increases so that it equals or exceeds the NAV per share (minus estimated brokerage commissions), the Plan Agent will cease its purchases. Otherwise, the Plan Agent will use all distributions received in cash to purchase shares in the open market on or shortly after the payment date, but in no event more than thirty (30) days after the payment date, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the federal securities laws. If the Plan Agent is unable to invest the full amount through open-market purchases during the purchase period, the Plan Agent will request that, with respect to the uninvested portion of such amount, the Fund issue new shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the NAV per share (minus estimated brokerage commissions) equals or is less than the market price per share.

Costs of the Plan

The Plan Agent’s fees for the handling of the reinvestment of dividends and other distributions will be paid by the Funds. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends and other distributions. If a participant elects to have the Plan Agent sell part or all of his or her shares and remit the proceeds, the participant will be subject to a $15.00 service fee and a $0.12 per share sold processing fee (which includes applicable brokerage commissions the Plan Agent is required to pay). The participant will not be charged any other fees for this service. However, each Fund reserves the right to amend the Plan to include a service fee payable by the participant.

Tax-Implications

The automatic reinvestment of dividends or other distributions does not relieve participants of any taxes that may be payable on such distributions. Participants will receive tax information annually for their personal records and to help them prepare their federal income tax returns. For further information as to the tax consequences of participation in the Plan, participants should consult with their own tax advisors.

Brookfield Investment Management Inc.

HELIOS FUNDS

Dividend Reinvestment Plan (Unaudited)

Right to Withdraw

Participants may withdraw from the Plan by calling the Plan Agent at 800-426-5523, writing to the Plan Agent at 250 Royall Street, Canton, Massachusetts 02021 or completing and returning the transaction form attached to each Plan statement. The withdrawal will be effective immediately if the participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or other distribution record date. Otherwise, the withdrawal will be effective the first trading day after the payment date for the dividend or other distribution with respect to any subsequent dividend or other distribution.

2011 Annual Report

CORPORATE INFORMATION

Investment Advisor and Administrator

Brookfield Investment Management Inc.

Three World Financial Center

200 Vesey Street, 10th Floor

New York, New York 10281-1010

www.brookfieldim.com

Please direct your inquiries to:

Investor Relations

Phone: 1-800-497-3746

E-mail: funds@brookfield.com

Transfer Agent

Stockholder inquiries relating to distributions, address changes and stockholder account information should be directed to the Funds’ transfer agent:

Computershare Shareholder Services, Inc.

250 Royall Street

Canton, Massachusetts 02021

1-800-426-5523

Sub-Administrator

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, Missouri 64105

Independent Registered Public Accounting Firm

BBD, LLP

1835 Market Street, 26th Floor

Philadelphia, Pennsylvania 19103

Legal Counsel

Paul, Hastings, Janofsky and Walker LLP

75 East 55th Street

New York, New York 10022

Custodian and Fund Accounting Agent

State Street Bank and Trust Company

2 Avenue De Lafayette

Lafayette Corporate Center

Boston, Massachusetts 02116

The Funds will file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will be available on the SEC’s website at www.sec.gov. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may obtain a description of the Funds’ proxy voting policies and procedures, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-800-497-3746, or go to the SEC’s website at www.sec.gov.

Item 2.	Code of Ethics.

As of the end of the period covered by this period, the Registrant had adopted a Code of Ethics for Principal Executive and Principal Financial Officers (the “Code”). There were no amendments to or waivers from the Code during the period covered by this report. A copy of the Registrant’s Code will be provided upon request to any person without charge by contacting Registrant Secretary at 1-800-497-3746 or by writing to Registrant Secretary at Three World Financial Center, 200 Vesey Street, 10th Floor, New York, NY 10281-1010.

Item 3.	Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that four members serving on the Registrant’s audit committee are audit committee financial experts. Their names are Rodman L. Drake, Diana H. Hamilton, Stuart A. McFarland and Louis P. Salvatore. Messrs. Drake, McFarland and Salvatore and Ms. Hamilton are each independent.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

For each fiscal year ended March 31, 2011 and March 31, 2010, BBD, LLP (“BBD”) billed the Registrant aggregate fees of $189,301 and $162,000 respectively, each bill is for professional services rendered for the audit of the Registrant’s annual financial statements and the review of financial statements that are included in the Registrant’s annual and semi-annual reports to stockholders.

Tax Fees

For each fiscal year ended March 31, 2011 and March 31, 2010, BBD billed the Registrant aggregate fees of $14,000, each bill is for professional services rendered for tax compliance, tax advice and tax planning. The nature of the services comprising the Tax Fees was the review of the Registrant’s income tax returns and tax distribution requirements.

Audit-Related Fees

For the fiscal year ended March 31, 2011 and March 31, 2010, there were no Audit-related fees.

All Other Fees

For the fiscal years ended March 31, 2011 and March 31, 2010, there were no Other Fees.

2

Item 5.	Audit Committee of Listed Registrant.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Registrant’s Audit Committee members include Rodman L. Drake, Diana H. Hamilton, Stuart A. McFarland and Louis P. Salvatore.

Item 6.	Schedule of Investments.

Please see Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

The Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”) set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Investment Management Inc. and its subsidiaries (collectively, “BIM”) in voting portfolio proxies relating to securities that are held in the portfolios of clients such as the Registrant (“Clients”) for which BIM has been delegated such proxy voting authority.

A.  Proxy Voting Committee

BIM’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that BIM meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines (“Guidelines”).

B.  Administration and Voting of Portfolio Proxies

1.  Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote on portfolio proxies, BIM owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients. In this regard, BIM seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, BIM generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, BIM generally view proxy voting as a way to enhance the value of the company’s stock held by the Clients. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, BIM’s primary consideration is the economic interests the Clients.

2.  Proxy Voting Agent

BIM may retain an independent third party proxy voting agent to assist BIM in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

3

In general, BIM may consider the proxy voting agent’s research and analysis as part of BIM’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. BIM bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by BIM, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist BIM in maintaining records of BIM’s portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission.

3.  Material Conflicts of Interest

BIM votes portfolio proxies without regard to any other business relationship between BIM and the company to which the portfolio proxy relates. To this end, BIM must identify material conflicts of interest that may arise between a Client and BIM, such as the following relationships:

•

BIM provides significant investment advisory or other services to a portfolio company or its affiliates (the “Company”) whose management is soliciting proxies or BIM is seeking to provide such services;

•	BIM serves as an investment adviser to the pension or other investment account of the Company or BIM is seeking to serve in that capacity; or
•	BIM and the Company have a lending or other financial-related relationship.

In each of these situations, voting against the Company management’s recommendation may cause BIM a loss of revenue or other benefit.

BIM generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes. To further minimize possible conflicts of interest, BIM and the Committee employ the following procedures, as long as BIM determines that the course of action is consistent with the best interests of the Clients:

•

If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, BIM will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to BIM on how to vote on the matter (i.e., case-by-case); or

•

If the previous procedure does not provide an appropriate voting recommendation, BIM may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct BIM to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

4.  Certain Foreign Securities

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact to the security, such as “share-blocking.” If BIM votes on the portfolio proxy, share- blocking may prevent BIM from selling the shares of the foreign security for a period of time. In determining whether to vote portfolio proxies subject to such restrictions, BIM, in consultation with the Committee, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect

4

the value of the security that outweighs the cost of voting. If BIM votes on a portfolio proxy and during the “share-blocking period,” BIM would like to sell the affected foreign security, BIM, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

C.  Fund Board Reporting and Recordkeeping

BIM will prepare periodic reports for submission to the Boards of Directors of its affiliated funds (the “Helios Funds”) describing:

•

any issues arising under these Policies and Procedures since the last report to the Helios Funds’ Boards of Directors and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•

any proxy votes taken by BIM on behalf of the Helios Funds since the last report to the Helios Funds’ Boards of Directors that deviated from these Policies and Procedures, with reasons for any such deviations.

In addition, no less frequently than annually, BIM will provide the Boards of Directors of the Helios Funds with a written report of any recommended changes based upon BIM’s experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

BIM will maintain all records that are required under, and in accordance with, the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

•	these Policies and Procedures, as amended from time to time;
•	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;
•	records of written client requests for proxy voting information and any written responses of BIM to such requests; and
•	any written materials prepared by BIM that were material to making a decision in how to vote, or that memorialized the basis for the decision.

D.  Amendments to these Procedures

The Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of BIM and to the Boards of Directors of the Helios Funds for review and approval.

E.  Proxy Voting Guidelines

Guidelines are available upon request.

6

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Portfolio Managers

Dana E. Erikson, CFA – Mr. Erikson is the lead portfolio manager for the Registrant and is supported by a team of investment professionals. Mr. Erikson has over 20 years of investment experience in the high yield business, including management of multiple closed- and open-end high yield and multi-sector funds. Mr. Erikson, who joined Brookfield Investment Management Inc. (the “Adviser”) in 2006, leads a team of five investment professionals focusing on high yield assets, including bank debt, corporate high yield, equities, private placements and distressed debt. Prior to joining the Adviser, Mr. Erikson was with Evergreen Investments or one of its predecessor firms since 1996 where he was a senior portfolio manager and the Head of the High Yield team. Prior to serving as Head of the High Yield team, Mr. Erikson was Head of High Yield Research. Prior to Evergreen Investments, Mr. Erikson was an Associate Portfolio Manager for Prospect Street Investment Management Company. Additionally, he was an Analyst with the Kellett Group and a Research Assistant with Robert R. Nathan Associates.

Richard M. Cryan – Mr. Cryan serves as co-portfolio manager for the Registrant since May 2011. Mr. Cryan is based in Boston and is responsible for the Adviser’s corporate high yield exposures, the establishment of portfolio objectives and strategies. Mr. Cryan has over 32 years of investment experience. Mr. Cryan received a Bachelor of Science degree in Business from the University of Colorado and an MBA from Columbia University.

Mark Shipley, CFA – Mr. Shipley serves as co-portfolio manager for the Registrant since May 2011. Mr. Shipley has over 17 years of investment experience. He is responsible for the implementation of the Adviser’s corporate high yield portfolio objectives and strategies, managing the credit research process and company research. Mr. Shipley received a Bachelor of Arts degree in Finance from Northeastern University and holds the Chartered Financial Analyst designation. Mr. Shipley is a member of the Boston Security Analysts Society.

Mr. Erikson leads the management of the Fund and Messrs. Cryan and Shipley share equally the day-to-day portfolio management responsibilities.

Management of Other Accounts

The portfolio managers listed below manage other investment companies and/or investment vehicles and accounts in addition to the Registrant. The tables below show the number of other accounts managed by Messrs. Erikson, Cryan and Shipley and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

5

The following table provides information about the accounts managed by Dana E. Erikson, CFA, Lead Portfolio Manager for the Registrant, as of May 31, 2011:

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	8	1	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed	$370 million	$38 million	$56 million
Assets Managed with Performance-Based Advisory Fees	$0	$0	$0

The following table provides information about the accounts managed by Richard Cryan, Co-Portfolio Manager for the Registrant, as of May 31, 2011:

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	0	1
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed	$205 million	$0	$56 million
Assets Managed with Performance-Based Advisory Fees	$0	$0	$0

The following table provides information about the accounts managed by Mark Shipley, Co-Portfolio Manager for the Registrant, as of May 31, 2011:

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	0	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed	$205 million	$0	$0
Assets Managed with Performance-Based Advisory Fees	$0	$0	$0

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Share Ownership

The following table indicates the dollar range of securities of the Registrant owned by the Registrant’s portfolio managers as May 31, 2011.

Dollar Range of Securities Owned
Dana E. Erikson	$10,001 - $50,000
Richard Cryan	$0 - $10,000
Mark Shipley	$0 - $10,000

Portfolio Manager Material Conflict of Interest

Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers of the Registrant.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as the case may be if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a client’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based

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management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The Adviser and the Registrant have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is, however, no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may appear.

Portfolio Manager Compensation

The Adviser compensates its portfolio managers based on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and versus appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their subordinates and the teamwork displayed in working with other members of the Adviser. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for the Adviser’s portfolio managers varies in line with a portfolio manager’s seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the Adviser or supervising various departments) includes consideration of the scope of such responsibilities and the portfolio manager’s performance in meeting them. The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation also are influenced by the operating performance of the Adviser and its parent company. While the salaries of the Adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year. Bonuses are determined on a discretionary basis by the senior executives of the Adviser and measured by individual and team-oriented performance guidelines. The amount of the Long Term Incentive Plan (LTIP) is approved by the board of directors annually and there is a rolling vesting schedule to aid in retention of key people. A key component of this program is achievement of client objectives in order to properly align interests with our clients. Further, the incentive compensation of all investment personnel who work on each strategy is directly tied to the relative performance of the strategy and its clients.

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The compensation structure of the Adviser’s portfolio managers and other investment professionals has three primary components:

•	A base salary,

•	An annual cash bonus; and

•	If applicable, long-term compensation consisting of restricted stock units or stock options of the Adviser’s ultimate parent company.

•	If applicable, long-term compensation consisting of interests in hedge funds managed by the investment professional.

The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all of the Adviser’s employees. Compensation of the portfolio managers is reviewed on an annual basis by senior management.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11.	Controls and Procedures.

(a)         The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)         As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)  None.

   (2)  A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

   (3)  None.

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(b)        A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HELIOS HIGH INCOME FUND, INC.

By:	/s/ Kim G. Redding
Kim G. Redding
President

Date: June 6, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kim G. Redding
Kim G. Redding
President

Date: June 6, 2011

By:	/s/ Steven M. Pires
Steven M. Pires
Treasurer

Date: June 6, 2011

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